                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-04801
                                   ---------------------------------------------

                             SunAmerica Equity Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             Harborside 5, 185 Hudson Street, Jersey City, NJ 07311
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip code)

                                 John T. Genoy
                             Senior Vice President
                        SunAmerica Asset Management, LLC
                                 Harborside 5,
                               185 Hudson Street,
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6414
                                                   -----------------------------

Date of fiscal year end: September 30
                        --------------------------

Date of reporting period:  September 30, 2019
                         -------------------------

Item 1. Reports to Stockholders

                                                             ANNUAL REPORT 2019

SUNAMERICA
Equity Funds

[PHOTO]





Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800-858-8850 or contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. If your account is held directly at the Fund, you can inform the Fund that you wish to receive paper copies of reports by calling 800-858-8850. If your account is held through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive paper will apply to all AIG Funds in which you are invested and may apply to all funds held with your financial intermediary.

[LOGO]

                                 aig.com/funds

                        Table of Contents


          SHAREHOLDER LETTER......................................   2
          EXPENSE EXAMPLE.........................................   5
          STATEMENT OF ASSETS AND LIABILITIES.....................   7
          STATEMENT OF OPERATIONS.................................   8
          STATEMENT OF CHANGES IN NET ASSETS......................   9
          FINANCIAL HIGHLIGHTS....................................  10
          PORTFOLIO OF INVESTMENTS................................  12
          NOTES TO FINANCIAL STATEMENTS...........................  18
          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  29
          APPROVAL OF ADVISORY AGREEMENTS.........................  30
          TRUSTEE AND OFFICER INFORMATION.........................  35
          SHAREHOLDER TAX INFORMATION.............................  38
          COMPARISONS: FUNDS vs. INDICES..........................  39

        Shareholder Letter -- (unaudited)

Dear Shareholders,

We are pleased to present this annual update for the SunAmerica Equity Funds (the "Equity Funds") for the 12-month period ended September 30, 2019. From a broad perspective, it was a period wherein global equity markets were pressured by ongoing trade disputes, geopolitical tensions and weakening economic growth.

As the annual period began with the fourth quarter of 2018, concerns about slowing global economic growth weighed heavily on the global equity markets. China's economy grew at the weakest pace in a decade, and economic growth in the Eurozone moderated. Markets also contended with myriad risks, including increased geopolitical tensions, elevated volatility, tighter liquidity and trade uncertainty. On the monetary policy front, the U.S. Federal Reserve (the "Fed") raised interest rates by 25 basis points/*/ to the highest level in a decade. The European Central Bank (ECB) concluded its asset purchase program but announced it would continue its reinvestment policy for an extended period of time. The People's Bank of China reduced its reserve-requirement ratio/** /in an effort to spur economic growth in that country. For the quarter, U.S. equities suffered their largest quarterly loss since 2011. European equities ended the quarter lower, with concerns about budget negotiations between Italy and the European Union, protests in France, Brexit/***/ risks and trade developments among key areas of focus. All equity markets in the Pacific Basin declined, with Japan underperforming by a substantial margin, as increased global economic growth risks weighed on Japan's export-dependent economy. Emerging markets equities fell precipitously, as sentiment was weighed upon by unresolved U.S.-China trade issues, rising U.S. interest rates and concerns about slowing global economic growth.

In a sharp reversal, global equity markets were buoyed during the first quarter of 2019 by seemingly productive trade negotiations between the U.S. and China and by dovish+++ rhetoric and policy actions from the major central banks. The U.S. delayed its plan to increase tariffs on $200 billion of imports from China, amid what was then viewed as constructive dialogue between U.S. and Chinese trade representatives and growing optimism the two countries could ultimately reach a trade agreement. Brexit remained a key area of concern, with the British Parliament rejecting then-Prime Minister May's deal for the third time, leaving the future relationship between the U.K. and European Union clouded in uncertainty. Regarding monetary policy, the ECB surprised markets by pushing back interest rate increases, slashing its economic growth forecast and announcing an extended liquidity policy. In the U.S., the Fed left its targeted federal funds rate unchanged, indicating its rates would likely remain stable in 2019. The Bank of Japan maintained its key short-term interest rate at -0.1% and guided for continued asset purchases until inflation there meets its 2% target. For the quarter, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by the dovish shift in Fed policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth quarter 2018 corporate earnings and corporate share buybacks. European equities gained as central banks put quantitative easing on hold and equity valuations appeared attractive to many investors. Pacific Basin equities rose alongside other global markets in the first quarter of 2019, though Japanese equities underperformed the region as inflation there sank to 0.2% in the quarter. Emerging markets equities were bolstered by the U.S. Fed's decision to keep interest rates unchanged and by improved trade sentiment.

By mid-2019, global equities had risen for the second straight quarter, albeit more modestly than in the first quarter of 2019, as sluggish global economic growth and geopolitical events dominated headlines during the second calendar quarter. Trade tensions between China and the U.S. escalated in May 2019 but eased at the end of the second calendar quarter after the two countries agreed at the June G20++ summit to resume trade negotiations. In Europe, Brexit remained a major concern, with the U.K. avoiding an abrupt no-deal departure from the European Union in mid-April after European Union leaders granted the U.K. a flexible extension until October 31, 2019. Then-U.K. Prime Minister May announced she would resign as leader of Britain's Conservative Party on June 7, 2019 after failing to secure a Brexit deal. Against this backdrop, dovish central bank rhetoric bolstered global equity markets. The U.S. Fed signaled it was open to interest rate cuts amid concerns about the downside risks associated with slowing global economic growth and trade disputes. The ECB hinted it may lower its interest rates if the outlook for economic growth and inflation failed to improve. For the quarter, U.S. equities moved higher, supported by better than expected first quarter 2019 corporate earnings, despite concerns about slowing economic growth and unresolved U.S. trade frictions with several of its major trading partners. European equities similarly gained. Escalating trade tensions hurt European equity markets' performance in May but dovish rhetoric by most central banks reignited the markets in June. The
Pacific Basin equity markets rose more modestly, with Australia the region's top performer. The Japanese equity market was the only major equity market to decline during the second quarter of 2019, despite reassurances from its central bank that its interest rates would be kept lower for longer. Emerging markets equities rose only slightly, dampened by trade tensions between the U.S. and China, weaker Chinese economic growth momentum and geopolitical tensions between the U.S. and Iran.

Global equities rose during the third quarter of 2019, buoyed by monetary easing by most central banks. Keeping gains modest during these months, however, were sluggish global economic growth and geopolitical tensions. Boris Johnson was appointed as the new Prime Minister of the U.K. after his victory in the Conservative Party leadership contest. The British Parliament passed legislation requiring him to request an extension to the Brexit process if he failed to secure an acceptable deal by October 17. Antigovernment protests in Hong Kong took a significant toll on that country's economy, as its private sector was mired in its worst downturn since the global financial crisis a decade earlier. On the monetary policy front, the Fed cut interest rates in July and September 2019for the first time since 2008, in an effort to extend the U.S. economic expansion amid a slowdown in growth and trade uncertainty. For similar reasons, the ECB unveiled a sweeping, long-term economic stimulus package to bolster the Eurozone economy, including an open-ended asset purchase program and more favorable bank lending conditions. For the quarter, U.S. equities rose, with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global economic growth. European equities ended the quarter higher, though volatility was also heightened given headlines dominated by Brexit, political uncertainty in Italy, ongoing trade tensions and renewed quantitative easing by the ECB. Pacific Basin equities also finished the quarter in positive territory, and the Japanese equity market was among the top performers despite ongoing declines in economic sentiment and consumer confidence. Emerging markets equities fell in the third quarter. Several emerging markets central banks sought to combat slowing economic growth with more accommodative monetary policy, but equity markets were cautious amid weaker economic indicators and political and trade uncertainty.

Against this backdrop, international equities, as measured by the MSCI ACWI ex-U.S. (Net),+ posted a return of -1.23% in U.S. dollar terms for the 12-month period ended September 30, 2019. Japanese equities, as measured by the MSCI Japan Index (Net),+ were weaker, generating a return of -4.69% in U.S. dollar terms for the same period. To compare, U.S. equities, as measured by the S&P 500(R) Index,+ gained 4.25%, and emerging market equities, as measured by the MSCI Emerging Markets Index (Net),+ returned -2.02% for the same 12-month period.

On the following pages, you will find financial statements and portfolio information for each of the Equity Funds during the annual period ended September 30, 2019.

        Shareholder Letter -- (unaudited) (continued)


Thank you for being a part of AIG Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the future. As always, if you have any questions regarding your investments, please contact your financial advisor or get in touch with us directly at 800-858-8850 or via our website, www.aig.com/funds.

Sincerely,

The SunAmerica Equity Funds Investment Professionals

Timothy Pettee             Jun Oh                     Timothy Campion
Andrew Sheridan            Jane Bayar Algieri



--------
Past performance is no guarantee of future results.

*  A basis point is 1/100/th/ of a percentage point.
** Reserve requirement ratio is the portion of reservable liabilities commercial banks must hold onto rather than lend out or invest.
***Brexit refers to the U.K.'s path out of the European Union.
+++Dovish language suggests lower interest rates; opposite of hawkish.
++ The G20 (or Group of Twenty) is an international forum for the governments and central bank governors from 19 countries and the European Union. It was founded in 1999 with the aim to discuss policy pertaining to the promotion of international financial stability.
+ The Morgan Stanley Capital International All Country World Index (MSCI ACWI) ex-U.S. (Net) is a free float-adjusted market capitalization-weighted index designed to provide a broad measure of the global equity market performance of 45 developed and emerging markets throughout the world, excluding the U.S. The MSCI Japan Index (Net) is a free-float adjusted market capitalization-weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of U.S. common stock prices. The MSCI (Morgan Stanley Capital International) Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. It consists of 23 emerging market country indices.

Indices are not managed and an investor cannot invest directly in an index. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

        SunAmerica Equity Funds
        EXPENSE EXAMPLE -- September 30, 2019 -- (unaudited)

Disclosure of Portfolio Expenses in Shareholder Reports

As a shareholder of a Fund (each, a "Fund" and collectively, the "Funds") in the SunAmerica Equity Funds (the "Trust"), you may incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and service fees and other Fund expenses. The Example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at April 1, 2019 and held until September 30, 2019.

Actual Expenses

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Period Ended September 30, 2019" to estimate the expenses you paid on your account during this period. For shareholder accounts, the "Expenses Paid During the Period Ended September 30, 2019" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Period Ended September 30, 2019" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Period Ended September 30, 2019" column would have been higher and the "Ending Account Value" would have been lower.

Hypothetical Example for Comparison Purposes

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts, the "Expenses Paid During the Period Ended September 30, 2019" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Period Ended September 30, 2019" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Period Ended September 30, 2019" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Fund's prospectus, your retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

        SunAmerica Equity Funds
        EXPENSE EXAMPLE -- September 30, 2019 -- (unaudited) (continued)

                                       Actual                                  Hypothetical
                     ------------------------------------------ ------------------------------------------
                                                                              Ending Account
                                   Ending Account Expense Paid                 Value using   Expense Paid
                                    Value Using    During the                 a Hypothetical  During the
                       Beginning       Actual        Period       Beginning     5% Assumed      Period
                     Account Value   Return at        Ended     Account Value   Return at        Ended     Annualized
                      at April 1,  September 30,  September 30,  at April 1,  September 30,  September 30,  Expense
Fund                     2019           2019          2019          2019           2019          2019       Ratio(1)
----                 ------------- -------------- ------------- ------------- -------------- ------------- ----------
AIG International
 Dividend Strategy
 Fund(2)
 Class A............   $1,000.00     $  963.12       $ 9.35       $1,000.00     $1,015.54       $ 9.60       1.90%
 Class C............   $1,000.00     $  960.46       $12.53       $1,000.00     $1,012.28       $12.86       2.55%
 Class W............   $1,000.00     $  964.51       $ 8.37       $1,000.00     $1,016.55       $ 8.59       1.70%
AIG Japan Fund(2)
 Class A............   $1,000.00     $1,049.13       $ 9.76       $1,000.00     $1,015.54       $ 9.60       1.90%
 Class C............   $1,000.00     $1,046.00       $13.08       $1,000.00     $1,012.28       $12.86       2.55%
 Class W............   $1,000.00     $1,050.55       $ 8.74       $1,000.00     $1,016.55       $ 8.59       1.70%

--------
(1)Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days divided by 365 days (to reflect the one-half year period). These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your Prospectus, your retirement plan documents and/or materials from your financial advisor for more information.
(2)During the stated period, the investment advisor either waived a portion of or all of the fees for the Funds or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived or assumed, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Period Ended September 30, 2019" and the "Expense Ratios" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Period Ended September 30, 2019" and the annualized "Expense Ratio" would have been lower.

        SunAmerica Equity Funds
        STATEMENT OF ASSETS AND LIABILITIES -- September 30, 2019

                                                     AIG International
                                                         Dividend
                                                       Strategy Fund   AIG Japan Fund
                                                     ----------------- --------------
ASSETS:
Investments at value (unaffiliated)*................   $ 59,525,182     $17,248,590
Repurchase agreements (cost approximates value).....             --         439,000
Cash................................................             --             970
Foreign cash*.......................................        568,932           7,306
Receivable for:
 Fund shares sold...................................         19,987             594
 Dividends and interest.............................        468,516         150,517
 Investments sold...................................             --         346,085
Prepaid expenses and other assets...................          6,790           6,078
Due from investment adviser for expense
 reimbursements/fee waivers.........................          5,580          15,153
                                                       ------------     -----------
Total assets........................................     60,594,987      18,214,293
                                                       ------------     -----------
LIABILITIES:
Payable for:
 Fund shares redeemed...............................         32,559           4,352
 Investments purchased..............................             --         142,058
 Investment advisory and management fees............         49,842          16,716
 Distribution and service maintenance fees..........         19,548           6,752
 Transfer agent fees and expenses...................         15,272           4,750
 Trustees' fees and expenses........................          1,218             699
 Other accrued expenses.............................        208,638         114,811
 Line of credit.....................................        100,000              --
Due to custodian....................................         11,944              --
                                                       ------------     -----------
Total liabilities...................................        439,021         290,138
                                                       ------------     -----------
Net Assets..........................................   $ 60,155,966     $17,924,155
                                                       ============     ===========
NET ASSETS REPRESENTED BY:
Shares of beneficial interest, $0.01 par value......   $     77,075     $    27,484
Paid-in capital.....................................    125,822,319      20,834,561
                                                       ------------     -----------
                                                        125,899,394      20,862,045
Total accumulated earnings (loss)...................    (65,743,428)     (2,937,890)
                                                       ------------     -----------
Net Assets..........................................   $ 60,155,966     $17,924,155
                                                       ============     ===========
*Cost
 Investments (unaffiliated).........................   $ 65,522,075     $18,168,954
                                                       ============     ===========
 Foreign cash.......................................   $    572,311     $     7,318
                                                       ============     ===========
Class A (unlimited shares authorized):
Net assets..........................................   $ 54,827,468     $13,750,307
Shares of beneficial interest issued and outstanding      6,974,305       2,078,436
Net asset value and redemption price per share......   $       7.86     $      6.62
Maximum sales charge (5.75% of offering price)......   $       0.48     $      0.40
                                                       ------------     -----------
Maximum offering price to public....................   $       8.34     $      7.02
                                                       ============     ===========
Class C (unlimited shares authorized):
Net assets..........................................   $  4,105,518     $ 3,395,850
Shares of beneficial interest issued and outstanding        577,799         552,951
Net asset value, offering and redemption price per
 share (excluding any applicable contingent
 deferred sales charge).............................   $       7.11     $      6.14
                                                       ============     ===========
Class W (unlimited shares authorized):
Net assets..........................................   $  1,222,980     $   777,998
Shares of beneficial interest issued and outstanding        155,428         117,023
Net asset value, offering and redemption price per
 share..............................................   $       7.87     $      6.65
                                                       ============     ===========

See Notes to Financial Statements

        SunAmerica Equity Funds
        STATEMENT OF OPERATIONS -- September 30, 2019

                                                                                        AIG International
                                                                                            Dividend
                                                                                          Strategy Fund   AIG Japan Fund
                                                                                        ----------------- --------------
INVESTMENT INCOME:
  Dividends (unaffiliated).............................................................    $ 2,751,610     $   447,804
  Interest (unaffiliated)..............................................................          1,611           1,484
                                                                                           -----------     -----------
   Total investment income*............................................................      2,753,221         449,288
                                                                                           -----------     -----------
EXPENSES:
Investment advisory and management fees................................................        628,179         222,382
Distributionand service maintenance fees:
   Class A.............................................................................        193,396          50,882
   Class C.............................................................................         52,414          41,953
Servicefees:
   Class W.............................................................................          2,245             510
Transferagent fees and expenses:
   Class A.............................................................................        145,227          35,568
   Class C.............................................................................         15,777          10,641
   Class W.............................................................................          4,132           1,252
Registrationfees:
   Class A.............................................................................         25,994          17,557
   Class C.............................................................................         12,931          12,479
   Class W.............................................................................         10,749          10,705
  Custodian and accounting fees........................................................         32,103          31,200
  Reports to shareholders..............................................................         67,469          11,132
  Audit and tax fees...................................................................         76,238          76,238
  Legal fees...........................................................................         52,976          40,084
  Trustees' fees and expenses..........................................................          4,668           1,591
  Interest expense.....................................................................            537              57
  Other expenses.......................................................................         26,587          25,122
                                                                                           -----------     -----------
   Total expenses before fee waivers, expense reimbursements, and expense recoupments..      1,351,622         589,353
   Net (Fees waived and expenses reimbursed)/recouped by investment adviser (Note 3)...       (126,845)       (195,312)
                                                                                           -----------     -----------
   Net expenses........................................................................      1,224,777         394,041
                                                                                           -----------     -----------
Net investment income (loss)...........................................................      1,528,444          55,247
                                                                                           -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)**...............................     (5,645,302)     (1,727,833)
Net realized foreign exchange gain (loss) on other assets and liabilities..............        (36,989)          7,533
                                                                                           -----------     -----------
Net realized gain (loss) on investments and foreign currencies.........................     (5,682,291)     (1,720,300)
                                                                                           -----------     -----------
Change in unrealized appreciation (depreciation) on investments (unaffiliated).........       (277,239)         89,445
Change in unrealized foreign exchange gain (loss) on other assets and liabilities......         (9,019)            645
                                                                                           -----------     -----------
Net unrealized gain (loss) on investments and foreign currencies.......................       (286,258)         90,090
                                                                                           -----------     -----------
Net realized and unrealized gain (loss) on investments and foreign currencies..........     (5,968,549)     (1,630,210)
                                                                                           -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................    $(4,440,105)    $(1,574,963)
                                                                                           ===========     ===========
* Net of foreign withholding taxes on interest and dividends of........................    $   264,028     $    49,466
                                                                                           ===========     ===========
** Net of foreign withholding taxes on capital gains of................................    $        --     $        --
                                                                                           ===========     ===========

See Notes to Financial Statements

        SunAmerica Equity Funds
        STATEMENT OF CHANGES IN NET ASSETS -- September 30, 2019

                                                                                                     AIG International
                                                                                                         Dividend
                                                                                                       Strategy Fund
                                                                                                --------------------------
                                                                                                For the year  For the year
                                                                                                    ended         ended
                                                                                                September 30, September 30,
                                                                                                    2019          2018
                                                                                                ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss).................................................................. $  1,528,444  $  2,378,732
 Net realized gain (loss) on investments and foreign currencies................................   (5,682,291)    7,427,297
 Net unrealized gain (loss) on investments and foreign currencies..............................     (286,258)  (15,824,245)
                                                                                                ------------  ------------
Net increase (decrease) in net assets resulting from operations................................   (4,440,105)   (6,018,216)
                                                                                                ------------  ------------

Distributions to shareholders from:
Distributable earnings (Class A)...............................................................   (1,379,400)   (2,032,857)
Distributable earnings (Class C)...............................................................     (104,393)     (227,075)
Distributable earnings (Class I)+..............................................................           --        (4,650)
Distributable earnings (Class W)...............................................................      (36,439)     (126,742)
                                                                                                ------------  ------------
Total distributions to shareholders............................................................   (1,520,232)   (2,391,324)
                                                                                                ------------  ------------
Net increase (decrease) in net assets resulting from capital share transactions (Note 6).......   (5,120,537)  (12,539,781)
                                                                                                ------------  ------------
Total increase (decrease) in net assets........................................................  (11,080,874)  (20,949,321)

NET ASSETS:
Beginning of period............................................................................ $ 71,236,840  $ 92,186,161
                                                                                                ------------  ------------
End of period.................................................................................. $ 60,155,966  $ 71,236,840
                                                                                                ============  ============


                                                                                                      AIG Japan Fund
                                                                                                --------------------------
                                                                                                For the year  For the year
                                                                                                    ended         ended
                                                                                                September 30, September 30,
                                                                                                    2019          2018
                                                                                                ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss)..................................................................  $    55,247   $   (99,478)
 Net realized gain (loss) on investments and foreign currencies................................   (1,720,300)    4,288,154
 Net unrealized gain (loss) on investments and foreign currencies..............................       90,090    (4,205,967)
                                                                                                 -----------   -----------
Net increase (decrease) in net assets resulting from operations................................   (1,574,963)      (17,291)
                                                                                                 -----------   -----------

Distributions to shareholders from:
Distributable earnings (Class A)...............................................................   (2,106,312)   (1,695,027)
Distributable earnings (Class C)...............................................................     (745,654)     (434,048)
Distributable earnings (Class I)+..............................................................           --            --
Distributable earnings (Class W)...............................................................      (35,310)      (49,128)
                                                                                                 -----------   -----------
Total distributions to shareholders............................................................   (2,887,276)   (2,178,203)
                                                                                                 -----------   -----------
Net increase (decrease) in net assets resulting from capital share transactions (Note 6).......   (3,100,389)   (1,255,132)
                                                                                                 -----------   -----------
Total increase (decrease) in net assets........................................................   (7,562,628)   (3,450,626)

NET ASSETS:
Beginning of period............................................................................  $25,486,783   $28,937,409
                                                                                                 -----------   -----------
End of period..................................................................................  $17,924,155   $25,486,783
                                                                                                 ===========   ===========

--------
+  See Note 1

See Notes to Financial Statements

        SunAmerica Equity Funds
        FINANCIAL HIGHLIGHTS

                                                         AIG INTERNATIONAL DIVIDEND STRATEGY FUND
                                                         ----------------------------------------
                                         Net gain
                                         (loss) on
                      Net               investments                       Distri-          Net                 Net
                     Asset      Net        (both               Dividends  butions         Asset              Assets
                     Value   investment  realized   Total from  from net   from    Total  Value              end of
                   beginning   income       and     investment investment capital distri- end of   Total     period
   Period Ended    of period (loss)(1)  unrealized) operations   income    gains  butions period Return(2)   (000's)
------------------ --------- ---------- ----------- ---------- ---------- ------- ------- ------ ---------   -------
                                                                         Class A
-
09/30/15            $11.33     $0.23      $(3.29)     $(3.06)    $(0.22)    $--   $(0.22) $8.05   (27.24)%   $71,969
09/30/16              8.05      0.21        0.54        0.75      (0.17)     --    (0.17)  8.63     9.49(6)   68,775
09/30/17              8.63      0.30        0.91        1.21      (0.31)     --    (0.31)  9.53    14.11      72,696
09/30/18              9.53      0.27       (0.95)      (0.68)     (0.28)     --    (0.28)  8.57    (7.18)     62,315
09/30/19              8.57      0.20       (0.71)      (0.51)     (0.20)     --    (0.20)  7.86    (5.96)     54,827
                                                                         Class C
-
09/30/15             10.35      0.16       (3.01)      (2.85)     (0.16)     --    (0.16)  7.34   (27.70)     22,445
09/30/16              7.34      0.14        0.49        0.63      (0.12)     --    (0.12)  7.85     8.73(6)   15,182
09/30/17              7.85      0.21        0.83        1.04      (0.25)     --    (0.25)  8.64    13.40      13,126
09/30/18              8.64      0.17       (0.84)      (0.67)     (0.21)     --    (0.21)  7.76    (7.80)      6,719
09/30/19              7.76      0.12       (0.62)      (0.50)     (0.15)     --    (0.15)  7.11    (6.45)      4,106
                                                                         Class W
-
01/29/15*-09/30/15    9.80      0.27       (1.84)      (1.57)     (0.19)     --    (0.19)  8.04   (16.23)(7)  10,644
09/30/16              8.04      0.21        0.57        0.78      (0.19)     --    (0.19)  8.63     9.83(6)    5,500
09/30/17              8.63      0.32        0.90        1.22      (0.32)     --    (0.32)  9.53    14.33       6,099
09/30/18              9.53      0.29       (0.96)      (0.67)     (0.29)     --    (0.29)  8.57    (7.06)      2,203
09/30/19              8.57      0.21       (0.70)      (0.49)     (0.21)     --    (0.21)  7.87    (5.68)      1,223



                  Ratio
                 of net
  Ratio of     investment
  expenses    income (loss)
 to average    to average   Portfolio
net assets(3) net assets(3) Turnover
------------- ------------- ---------


    1.88%         2.31%        160%
    1.90(5)       2.61          80
    1.90          3.28          22
    1.90          2.97          59
    1.90          2.51          66


    2.55          1.69         160%
    2.55(5)       1.78          80
    2.55          2.48          22
    2.55          1.95          59
    2.55          1.64          66


    1.70(4)       3.98(4)      160%
    1.70(5)       2.50          80
    1.70          3.55          22
    1.70          2.98          59
    1.70          2.50          66

--------
*  Commencement of Operations.
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load. Total return does include expense reimbursements (recoupments).
(3)Net of the following expense reimbursements (recoupments) (based on average net assets) (See Note 3):

                                             09/30/15 09/30/16 09/30/17 09/30/18 09/30/19
                                             -------- -------- -------- -------- --------
AIG International Dividend Strategy Class A.  (0.01)%   0.03%   (0.02)%   0.06%    0.17%
AIG International Dividend Strategy Class C.  (0.02)    0.08     0.08     0.12     0.41
AIG International Dividend Strategy Class W.   0.20     0.15     0.17     0.22     0.86

(4)Annualized
(5)Excludes a one time reimbursement the Fund received for custody expenses paid in the prior years. If the reimbursement had been applied, the ratio of expenses to the average net assets would have been 1.68%, 2.35% and 1.51% for Class A, Class C and Class W, respectively.
(6)The Fund's performance figure was increased by 0.25%, 0.28%, 0.25% for Class A, Class C and Class W, respectively, for a reimbursement of custody expenses from prior years.
(7)Total return is not annualized.

See Notes to Financial Statements

        SunAmerica Equity Funds
        FINANCIAL HIGHLIGHTS -- (continued)


                                                                     AIG JAPAN FUND
                                                                     --------------
                                         Net gain
                                         (loss) on
                      Net               investments                       Distri-          Net                Net
                     Asset      Net        (both               Dividends  butions         Asset             Assets    Ratio of
                     Value   investment  realized   Total from  from net   from    Total  Value             end of    expenses
                   beginning   income       and     investment investment capital distri- end of   Total    period   to average
   Period Ended    of period (loss)(1)  unrealized) operations   income    gains  butions period Return(2)  (000's) net assets(3)
------------------ --------- ---------- ----------- ---------- ---------- ------- ------- ------ ---------  ------- -------------
                                                                         Class A
-
09/30/15             $7.73     $(0.03)    $(0.36)     $(0.39)    $(0.05)  $(0.58) $(0.63) $6.71    (4.91)%  $32,241     1.90%
09/30/16              6.71       0.00       0.75        0.75         --    (0.22)  (0.22)  7.24    11.26     30,895     1.90
09/30/17              7.24      (0.02)      1.44        1.42      (0.04)      --   (0.04)  8.62    19.69     23,423     1.90
09/30/18              8.62      (0.02)      0.09        0.07      (0.08)   (0.57)  (0.65)  8.04     0.34     18,949     1.90
09/30/19              8.04       0.03      (0.49)      (0.46)        --    (0.96)  (0.96)  6.62    (4.52)    13,750     1.90
                                                                         Class C
-
09/30/15              7.43      (0.07)     (0.35)      (0.42)     (0.01)   (0.58)  (0.59)  6.42    (5.52)     7,343     2.55
09/30/16              6.42      (0.05)      0.72        0.67         --    (0.22)  (0.22)  6.87    10.50      5,785     2.55
09/30/17              6.87      (0.07)      1.37        1.30      (0.00)      --   (0.00)  8.17    18.96      5,274     2.55
09/30/18              8.17      (0.06)      0.07        0.01      (0.03)   (0.57)  (0.60)  7.58    (0.37)     6,225     2.55
09/30/19              7.58      (0.02)     (0.46)      (0.48)        --    (0.96)  (0.96)  6.14    (5.15)     3,396     2.55
                                                                         Class W
-
04/20/17*-09/30/17    7.72       0.06       0.85        0.91         --       --      --   8.63    11.79(5)     241     1.70(4)
09/30/18              8.63      (0.00)      0.09        0.09      (0.09)   (0.57)  (0.66)  8.06     0.57        312     1.70
09/30/19              8.06       0.09      (0.54)      (0.45)        --    (0.96)  (0.96)  6.65    (4.37)       778     1.70



    Ratio
   of net
 investment
income (loss)
 to average   Portfolio
net assets(3) Turnover
------------- ---------


    (0.46)%      144%
     0.01        151
    (0.28)       115
    (0.22)       101
     0.43         82


    (0.95)       144%
    (0.78)       151
    (0.89)       115
    (0.77)       101
    (0.33)        82


     1.80(4)     115%
    (0.03)       101
     1.44         82

--------
*  Commencement of Operations.
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load. Total return does include expense reimbursements (recoupments).
(3)Net of the following expense reimbursements (based on average net assets) (See Note 3):

                                         09/30/15 09/30/16 09/30/17  09/30/18 09/30/19
                                         -------- -------- --------  -------- --------
AIG Japan Class A.......................   0.24%    0.41%    0.55%     0.56%    0.91%
AIG Japan Class C.......................   0.50     0.56     0.75      0.70     1.10
AIG Japan Class W.......................     --       --    17.99(4)   2.75     4.10

(4)Annualized
(5)Total return is not annualized.

See Notes to Financial Statements

        AIG International Dividend Strategy Fund
        PORTFOLIO PROFILE -- September 30, 2019 -- (unaudited)

Industry Allocation*

                 Real Estate Operations & Development...  8.8%
                 Medical-Drugs..........................  7.0
                 Telephone-Integrated...................  5.8
                 Auto-Cars/Light Trucks.................  5.4
                 Tobacco................................  4.9
                 Metal-Diversified......................  4.6
                 Food-Retail............................  4.1
                 Oil Companies-Integrated...............  3.0
                 Chemicals-Diversified..................  3.0
                 Semiconductor Equipment................  2.9
                 Telecom Services.......................  2.5
                 Building-Heavy Construction............  2.5
                 Public Thoroughfares...................  2.5
                 Food-Dairy Products....................  2.4
                 Power Converter/Supply Equipment.......  2.4
                 Cosmetics & Toiletries.................  2.3
                 Machinery-General Industrial...........  2.3
                 Human Resources........................  2.3
                 Finance-Other Services.................  2.3
                 Building Products-Cement...............  2.2
                 Real Estate Management/Services........  2.2
                 Electronic Components-Semiconductors...  2.1
                 Diversified Minerals...................  2.1
                 Building & Construction Products-Misc..  2.0
                 Coal...................................  1.9
                 Cellular Telecom.......................  1.8
                 Instruments-Controls...................  1.8
                 Advertising Agencies...................  1.8
                 Office Automation & Equipment..........  1.8
                 Advertising Services...................  1.8
                 Rubber-Tires...........................  1.5
                 Metal Processors & Fabrication.........  1.5
                 Retail-Jewelry.........................  1.4
                 Electronic Components-Misc.............  1.1
                 Gas-Distribution.......................  1.0
                                                         ----
                                                         99.0%
                                                         ====

Country Allocation*

                 France.................................. 16.8%
                 United Kingdom.......................... 12.5
                 Japan................................... 10.7
                 China...................................  7.1
                 Switzerland.............................  6.6
                 Hong Kong...............................  6.3
                 Australia...............................  6.2
                 Cayman Islands..........................  4.9
                 Germany.................................  4.5
                 Netherlands.............................  4.4
                 Italy...................................  4.2
                 Taiwan..................................  2.6
                 Canada..................................  2.5
                 Sweden..................................  2.3
                 South Korea.............................  2.1
                 Spain...................................  2.1
                 Jersey..................................  1.8
                 Denmark.................................  1.4
                                                          ----
                                                          99.0%
                                                          ====

--------
*Calculated as a percentage of net assets

        AIG International Dividend Strategy Fund
        PORTFOLIO OF INVESTMENTS -- September 30, 2019

                                                              Value
                  Security Description             Shares    (Note 2)
        COMMON STOCKS -- 99.0%
        Australia -- 6.2%
          BHP Group, Ltd.........................    51,461 $ 1,274,047
          Rio Tinto, Ltd.........................    22,872   1,438,492
          Wesfarmers, Ltd........................    36,578     984,080
                                                            -----------
                                                              3,696,619
                                                            -----------
        Bermuda -- 0.0%
          Peace Mark Holdings, Ltd.+(1)..........   800,000           0
                                                            -----------
        Canada -- 2.5%
          BCE, Inc...............................    31,508   1,523,971
                                                            -----------
        Cayman Islands -- 4.9%
          China Resources Land, Ltd..............   382,000   1,592,627
          Country Garden Holdings Co., Ltd....... 1,048,000   1,320,118
                                                            -----------
                                                              2,912,745
                                                            -----------
        China -- 7.1%
          Anhui Conch Cement Co., Ltd............   224,000   1,336,090
          China Evergrande Group.................   458,000     981,197
          China Petroleum & Chemical Corp........ 1,320,000     787,934
          China Shenhua Energy Co., Ltd..........   568,700   1,138,380
                                                            -----------
                                                              4,243,601
                                                            -----------
        Denmark -- 1.4%
          Pandora A/S............................    20,864     838,462
                                                            -----------
        France -- 16.8%
          Cie de Saint-Gobain....................    30,682   1,205,220
          Danone SA..............................    16,453   1,449,114
          Orange SA..............................    81,755   1,283,257
          Publicis Groupe SA.....................    21,292   1,046,825
          Renault SA.............................    14,998     861,800
          Sanofi.................................    14,464   1,341,225
          Schneider Electric SE..................    16,435   1,441,357
          Vinci SA...............................    13,697   1,476,375
                                                            -----------
                                                             10,105,173
                                                            -----------
        Germany -- 4.5%
          BASF SE................................    14,592   1,020,766
          Continental AG.........................     7,285     935,206
          Covestro AG*...........................    15,668     775,277
                                                            -----------
                                                              2,731,249
                                                            -----------
        Hong Kong -- 6.3%
          China Mobile, Ltd......................   132,900   1,102,970
          China Overseas Land & Investment, Ltd..   423,000   1,338,157
          Hong Kong Exchanges & Clearing, Ltd....    46,000   1,357,789
                                                            -----------
                                                              3,798,916
                                                            -----------
        Italy -- 4.2%
          Atlantia SpA...........................    60,688   1,469,461
          Eni SpA................................    68,089   1,039,903
                                                            -----------
                                                              2,509,364
                                                            -----------
        Japan -- 10.7%
          Canon, Inc.............................    40,000   1,067,817
          Daito Trust Construction Co., Ltd......    10,200   1,307,731
          Japan Tobacco, Inc.....................    48,800   1,069,349
          Subaru Corp............................    42,700   1,207,025
          Tokyo Electron, Ltd....................     9,300   1,786,352
                                                            -----------
                                                              6,438,274
                                                            -----------

                                                            Value
                  Security Description            Shares   (Note 2)
          Jersey -- 1.8%
            WPP PLC.............................  86,689  $ 1,085,195
                                                          -----------
          Netherlands -- 4.4%
            Fiat Chrysler Automobiles NV........  91,888    1,190,593
            Koninklijke Ahold Delhaize NV.......  57,444    1,436,988
                                                          -----------
                                                            2,627,581
                                                          -----------
          South Korea -- 2.1%
            Samsung Electronics Co., Ltd........  31,492    1,284,871
                                                          -----------
          Spain -- 2.1%
            Telefonica SA....................... 164,769    1,258,168
                                                          -----------
          Sweden -- 2.3%
            Atlas Copco AB, Class A.............  45,171    1,390,615
                                                          -----------
          Switzerland -- 6.6%
            ABB, Ltd............................  55,501    1,090,111
            Adecco Group AG.....................  24,588    1,360,035
            Roche Holding AG....................   5,267    1,535,989
                                                          -----------
                                                            3,986,135
                                                          -----------
          Taiwan -- 2.6%
            Catcher Technology Co., Ltd......... 118,000      893,810
            Yageo Corp..........................  85,000      675,353
                                                          -----------
                                                            1,569,163
                                                          -----------
          United Kingdom -- 12.5%
            Anglo American PLC..................  56,881    1,310,393
            British American Tobacco PLC........  27,844    1,029,437
            BT Group PLC........................ 441,759      970,639
            Centrica PLC........................ 649,459      588,827
            GlaxoSmithKline PLC.................  64,372    1,377,921
            Imperial Brands PLC.................  36,955      830,156
            Unilever PLC........................  23,578    1,417,707
                                                          -----------
                                                            7,525,080
                                                          -----------
          Total Long-Term Investment Securities
             (cost $65,522,075).................           59,525,182
                                                          -----------
          TOTAL INVESTMENTS --
             (cost $65,522,075)(2)..............    99.0%  59,525,182
          Other assets less liabilities.........     1.0      630,784
                                                 -------  -----------
          NET ASSETS --                            100.0% $60,155,966
                                                 =======  ===========

--------
+  Non-income producing security
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At September 30, 2019, the aggregate value of these securities was $775,277 representing 1.3% of net assets.
(1)Securities classified as Level 3 (see Note 2).
(2)See Note 5 for cost of investments on a tax basis.

        AIG International Dividend Strategy Fund
        PORTFOLIO OF INVESTMENTS -- September 30, 2019 -- (continued)


The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2019 (see Note 2):

                            Level 1 -- Unadjusted Level 2 -- Other  Level 3 -- Significant
                                Quoted Prices     Observable Inputs  Unobservable Inputs      Total
-                           --------------------- ----------------- ---------------------- -----------
ASSETS:
Investments at Value:*
Common Stocks:
  Bermuda..................      $       --          $        --             $ 0           $         0
  Canada...................       1,523,971                   --              --             1,523,971
  Other Countries..........              --           58,001,211**            --            58,001,211
                                 ----------          -----------             ---           -----------
Total Investments at Value.      $1,523,971          $58,001,211             $ 0           $59,525,182
                                 ==========          ===========             ===           ===========

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.
** Represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board. See Note 2.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund. There were no Level 3 transfers during the reporting period.

See Notes to Financial Statements

        AIG Japan Fund
        PORTFOLIO PROFILE -- September 30, 2019 -- (unaudited)

Industry Allocation*

                 Auto/Truck Parts & Equipment-Original..  8.6%
                 Electronic Components-Misc.............  6.3
                 Auto-Cars/Light Trucks.................  5.7
                 Building & Construction-Misc...........  5.5
                 Motorcycle/Motor Scooter...............  5.0
                 Medical Products.......................  4.9
                 Rubber-Tires...........................  4.6
                 Machinery-Electrical...................  4.3
                 Oil Refining & Marketing...............  4.0
                 Entertainment Software.................  3.5
                 Real Estate Management/Services........  3.5
                 Food-Retail............................  3.0
                 Electronic Components-Semiconductors...  3.0
                 Medical-Drugs..........................  2.9
                 Diversified Banking Institutions.......  2.9
                 Engineering/R&D Services...............  2.6
                 Repurchase Agreements..................  2.5
                 Banks-Commercial.......................  2.4
                 Chemicals-Diversified..................  2.4
                 Chemicals-Specialty....................  2.1
                 Building-Maintenance & Services........  1.9
                 Industrial Automated/Robotic...........  1.7
                 Building-Heavy Construction............  1.5
                 Tobacco................................  1.5
                 Insurance-Property/Casualty............  1.5
                 Computer Services......................  1.5
                 Insurance-Life/Health..................  1.4
                 Transport-Rail.........................  1.3
                 Photo Equipment & Supplies.............  1.3
                 Casino Services........................  1.1
                 Retail-Catalog Shopping................  1.0
                 Oil Companies-Exploration & Production.  1.0
                 Cosmetics & Toiletries.................  1.0
                 Human Resources........................  0.8
                 Retail-Misc./Diversified...............  0.5
                                                         ----
                                                         98.7%
                                                         ====

Country Allocation*

                 Japan................................... 96.2%
                 United States...........................  2.5
                                                          ----
                                                          98.7%
                                                          ====

--------
*Calculated as a percentage of net assets

        AIG Japan Fund
        PORTFOLIO OF INVESTMENTS -- September 30, 2019

                                                             Value
                    Security Description           Shares   (Note 2)
           COMMON STOCKS -- 96.2%
           Auto-Cars/Light Trucks -- 5.7%
             Suzuki Motor Corp....................  24,263 $1,030,632
                                                           ----------
           Auto/Truck Parts & Equipment-Original -- 8.6%
             Denso Corp...........................   5,300    234,148
             NGK Insulators, Ltd..................  63,601    911,072
             TS Tech Co., Ltd.....................  13,100    400,969
                                                           ----------
                                                            1,546,189
                                                           ----------
           Banks-Commercial -- 2.4%
             AEON Financial Service Co., Ltd......  16,400    248,143
             Fukuoka Financial Group, Inc.........   9,600    182,577
                                                           ----------
                                                              430,720
                                                           ----------
           Building & Construction-Misc. -- 5.5%
             Hazama Ando Corp.....................  60,239    448,293
             Maeda Corp...........................  30,300    265,527
             Taisei Corp..........................   7,000    272,547
                                                           ----------
                                                              986,367
                                                           ----------
           Building-Heavy Construction -- 1.5%
             Daiho Corp...........................  10,250    272,156
                                                           ----------
           Building-Maintenance & Services -- 1.9%
             Kyoritsu Maintenance Co., Ltd........   8,033    345,517
                                                           ----------
           Casino Services -- 1.1%
             Sega Sammy Holdings, Inc.............  13,500    189,871
                                                           ----------
           Chemicals-Diversified -- 2.4%
             Tokuyama Corp........................  18,322    423,475
                                                           ----------
           Chemicals-Specialty -- 2.1%
             Shin-Etsu Chemical Co., Ltd..........   3,442    370,865
                                                           ----------
           Computer Services -- 1.5%
             Fujitsu, Ltd.........................   3,323    266,889
                                                           ----------
           Cosmetics & Toiletries -- 1.0%
             Mandom Corp..........................   7,100    176,614
                                                           ----------
           Diversified Banking Institutions -- 2.9%
             Mitsubishi UFJ Financial Group, Inc.. 100,696    513,216
                                                           ----------
           Electronic Components-Misc. -- 6.3%
             Fujitsu General, Ltd.................  30,115    503,459
             Hitachi High-Technologies Corp.......   3,382    195,415
             Minebea Mitsumi, Inc.................  27,003    431,492
                                                           ----------
                                                            1,130,366
                                                           ----------
           Electronic Components-Semiconductors -- 3.0%
             Rohm Co., Ltd........................   7,012    540,734
                                                           ----------
           Engineering/R&D Services -- 2.6%
             JGC Corp.............................  14,400    189,878
             Kyudenko Corp........................   2,800     93,816
             Meitec Corp..........................   3,700    181,940
                                                           ----------
                                                              465,634
                                                           ----------
           Entertainment Software -- 3.5%
             DeNA Co., Ltd........................  16,987    299,755
             Nexon Co., Ltd.+.....................  27,494    333,682
                                                           ----------
                                                              633,437
                                                           ----------

                                                            Value
                   Security Description           Shares   (Note 2)
           Food-Retail -- 3.0%
             Seven & i Holdings Co., Ltd.........  14,091 $   540,739
                                                          -----------
           Human Resources -- 0.8%
             Persol Holdings Co., Ltd............   7,300     138,955
                                                          -----------
           Industrial Automated/Robotic -- 1.7%
             THK Co., Ltd........................  11,731     311,014
                                                          -----------
           Insurance-Life/Health -- 1.4%
             T&D Holdings, Inc...................  24,200     258,400
                                                          -----------
           Insurance-Property/Casualty -- 1.5%
             Tokio Marine Holdings, Inc..........   4,982     267,478
                                                          -----------
           Machinery-Electrical -- 4.3%
             Hitachi, Ltd........................  20,600     771,453
                                                          -----------
           Medical Products -- 4.9%
             Nipro Corp..........................  77,943     877,293
                                                          -----------
           Medical-Drugs -- 2.9%
             Eisai Co., Ltd......................   5,300     270,692
             Ono Pharmaceutical Co., Ltd.........  13,984     254,322
                                                          -----------
                                                              525,014
                                                          -----------
           Miscellaneous Manufacturing -- 0.0%
             Peace Mark Holdings, Ltd.+(1).......   8,000           0
                                                          -----------
           Motorcycle/Motor Scooter -- 5.0%
             Yamaha Motor Co., Ltd...............  49,344     899,895
                                                          -----------
           Oil Companies-Exploration & Production -- 1.0%
             Inpex Corp..........................  20,300     185,177
                                                          -----------
           Oil Refining & Marketing -- 4.0%
             JXTG Holdings, Inc.................. 156,600     710,308
                                                          -----------
           Photo Equipment & Supplies -- 1.3%
             FUJIFILM Holdings Corp..............   5,093     224,449
                                                          -----------
           Real Estate Management/Services -- 3.5%
             Mitsubishi Estate Co., Ltd..........  31,960     618,856
                                                          -----------
           Retail-Catalog Shopping -- 1.0%
             ASKUL Corp..........................   6,955     187,944
                                                          -----------
           Retail-Misc./Diversified -- 0.5%
             Ryohin Keikaku Co., Ltd.............   4,800      90,077
                                                          -----------
           Rubber-Tires -- 4.6%
             Toyo Tire Corp......................  64,372     818,783
                                                          -----------
           Tobacco -- 1.5%
             Japan Tobacco, Inc..................  12,214     267,644
                                                          -----------
           Transport-Rail -- 1.3%
             Seibu Holdings, Inc.................  13,300     232,429
                                                          -----------
           Total Long-Term Investment Securities
              (cost $18,168,954).................          17,248,590
                                                          -----------

        AIG Japan Fund
        PORTFOLIO OF INVESTMENTS -- September 30, 2019 -- (continued)

                                                        Principal   Value
                  Security Description                   Amount    (Note 2)
   REPURCHASE AGREEMENTS -- 2.5%
     Agreement with Fixed Income Clearing Corp.,
      bearing interest at 0.35%, dated 09/30/2019, to
      be repurchased 10/01/2019 in the amount of
      $439,004 collateralized by $435,000 of United
      States Treasury Notes, bearing interest at
      2.50% due 08/15/2023 and having an
      approximate value of $451,472
      (cost $439,000).................................. $439,000  $   439,000
                                                                  -----------
   TOTAL INVESTMENTS --
      (cost $18,607,954)(2)............................     98.7%  17,687,590
   Other assets less liabilities.......................      1.3      236,565
                                                        --------  -----------
   NET ASSETS --                                           100.0% $17,924,155
                                                        ========  ===========

--------
+  Non-income producing security
(1)Securities classified as Level 3 (see Note 2).
(2)See Note 5 for cost of investments on a tax basis.


The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2019 (see Note 2):

                               Level 1 -- Unadjusted Level 2 -- Other  Level 3 -- Significant
                                   Quoted Prices     Observable Inputs  Unobservable Inputs      Total
-                              --------------------- ----------------- ---------------------- -----------
ASSETS:
Investments at Value:*
Common Stocks:
  Miscellaneous Manufacturing.          $--             $        --             $ 0           $         0
  Other Industries............           --              17,248,590**            --            17,248,590
Repurchase Agreements.........           --                 439,000              --               439,000
                                        ---             -----------             ---           -----------
Total Investments at Value....          $--             $17,687,590             $ 0           $17,687,590
                                        ===             ===========             ===           ===========

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.
** Represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board. See Note 2.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund. There were no Level 3 transfers during the reporting period.

See Notes to Financial Statements

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2019

Note 1. Organization

   SunAmerica Equity Funds is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and was organized as a Massachusetts business trust (the "Trust" or "Equity Funds") on June 18, 1986. It currently consists of two different funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with a distinct objective and/or strategy. Each Fund is advised and/or managed by SunAmerica Asset Management, LLC (the "Adviser" or "SunAmerica"). An investor may invest in one or more of the following Funds: AIG International Dividend Strategy Fund ("International Dividend Strategy Fund"), or AIG Japan Fund ("Japan Fund"). The Funds are considered to be separate entities for financial and tax reporting purposes.

   The investment objective and principal investment techniques for each of the Funds are as follows:

   International Dividend Strategy Fund seeks total return by employing a "buy and hold" strategy to identify approximately 50 to 100 high dividend yielding equity securities selected annually from the MSCI ACWI ex-U.S. Index. At least 80% of the Fund's net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.

   Japan Fund seeks long-term capital appreciation by active trading of securities of Japanese issuers and other investments that are tied economically to Japan ("Japanese companies"). Under normal circumstances, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in Japanese companies.

   Each Fund is organized as a "diversified" fund within the meaning of the 1940 Act.

   Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares in amounts of $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

   Class C shares are offered at net asset value per share without an initial sales charge, although may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase. Effective March 1, 2018, Class C shares will convert automatically to Class A shares approximately ten years after purchase and at the such time will be subject to the lower distribution fee applicable to Class A shares.

   Class I shares of the International Dividend Strategy Fund were liquidated effective September 7, 2018.

   Class W shares are offered at net asset value per share. The class is offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries and other programs.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Trust's registration statement. Class A and Class C shares each make distribution and account maintenance fee payments under the distribution plans pursuant to Rule 12b-1 under the 1940 Act, except Class C shares are subject to higher distribution fee rates. Class I and Class W shares have not adopted a 12b-1 plan and make no payments thereunder, however, Class I and Class W shares pay a service fee to the Funds' distributor for providing administrative and shareholder services.

   Indemnifications: Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an "interested person," as defined in Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the "Disinterested Trustees"), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to indemnify others. The Trust's maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2019 -- (continued)


Note 2. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

   Security Valuation: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities
   Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees (the "Board") , etc.)
   Level 3 -- Significant unobservable inputs (includes inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

   Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

   The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

   The summary of the Funds' assets and liabilities classified in the fair value hierarchy as of September 30, 2019, is reported on a schedule at the end of each Fund's Portfolio of Investments.

   Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

   As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2019 -- (continued)

   on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund's shares, and a Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

   Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service and are generally categorized as Level 2. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

   Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investment in registered investment companies are generally categorized as Level 1.

   Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or OTC market, and are generally categorized as Level 1 or Level 2.

   The Board is responsible for the share valuation process and has adopted policies and procedures (the "PRC Procedures") for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust's fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

   Master Agreements: The Funds have entered into Master Repurchase Agreements ("Master Agreements") with certain counterparties that govern repurchase agreement transactions. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements and events of default. Collateral can be in the form of cash or securities as agreed to by the Funds and applicable counterparty. The Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Upon the occurrence of an event of default, the other party may elect to terminate early and cause settlement of all repurchase agreement transactions outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Funds' counterparties to elect early termination could cause the Funds to accelerate the payment of liabilities. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As of September 30, 2019, the repurchase agreements held by the Funds are subject to master netting agreements. See the Portfolio of Investments for more information about a Fund's holdings in repurchase agreements.

   Repurchase Agreements: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2019 -- (continued)

   cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Trust's custodian takes possession of the collateral pledged for investments in such repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

   Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities.

   Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date.

   Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains from the sale of foreign securities at various rates.

   Net investment income, expenses other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for current capital share activity of the respective class).

   Expenses common to all Funds are allocated among the Funds based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

   Dividends from net investment income, if any, are normally paid quarterly for the International Dividend Strategy Fund. The Japan Fund pays annually. Capital gain distributions, if any, are paid annually. Each of the Funds reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date.

   The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

   Each Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that each Fund will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

   Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Fund's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2016 -- 2018 or expected to be taken in each Fund's 2019 tax return. The Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2019 -- (continued)

   Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2016.

   Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

   The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the year. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

   Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates.

   New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update ("ASU") No. 2018-13 "Disclosure Framework -- Changes to the Disclosure Requirements for Fair Value Measurement". The ASU eliminates, modifies, and adds disclosure requirements for fair value measurements and is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The ASU allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to early adopt the provisions that eliminate disclosure requirements and is still evaluating the impact of applying the rest of the ASU.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

   The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SunAmerica and its affiliates.

   The Funds pay SunAmerica a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                                                     Management
                                                                        Fees
                                                                     ----------
International Dividend Strategy Fund................................    1.00%
Japan Fund..........................................................    1.15

   For the year ended September 30, 2019, SunAmerica earned fees in the amounts stated in the Statement of Operations.

   The AIG Japan Fund is subadvised by Wellington Management Company LLP ("Wellington Management") pursuant to a subadvisory agreement with SunAmerica. Payments to Wellington for its services are made by SunAmerica and not by the Fund.

   SunAmerica has contractually agreed to waive fees or reimburse expenses to the extent necessary to cap the Funds' annual fund operating expenses at the following percentages of each class's average daily net assets. For the purposes of the waived fees and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes governmental fees and other expenses not incurred in the ordinary course of the Funds' business. The contractual fee waivers and expense reimbursements will continue in effect indefinitely unless terminated by the Trustees, including a majority of the Disinterested Trustees.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2019 -- (continued)


                                                               Fund Percentage
                                                               ---------------
International Dividend Strategy Fund Class A..................      1.90%
International Dividend Strategy Fund Class C..................      2.55
International Dividend Strategy Fund Class W..................      1.70
Japan Fund Class A............................................      1.90
Japan Fund Class C............................................      2.55
Japan Fund Class W............................................      1.70

   Any contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Funds within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the limitation in effect at the time the waivers and/or reimbursements occurred or (b) the current expense limitation of that share class.

   For the year ended September 30, 2019, pursuant to the contractual expense limitations referred to above, SunAmerica has waived or reimbursed expenses as follows:

                                                               Other Expense
                                                                Reimbursed
                                                               -------------
Japan Fund....................................................   $109,446

                                                                     Amount
                                                                     -------
International Dividend Strategy Fund Class A........................ $92,667
International Dividend Strategy Fund Class C........................  21,336
International Dividend Strategy Fund Class W........................  12,842
Japan Fund Class A..................................................  51,177
Japan Fund Class C..................................................  22,731
Japan Fund Class W..................................................  11,958

   For the year ended September 30, 2019, SunAmerica did not recoup any expenses.

   At September 30, 2019, expenses previously waived and/or reimbursed by SunAmerica during the prior two years that remain subject to recoupment and expire during the time periods indicated are as follows:

                                             Other Expenses Reimbursed
                                       -------------------------------------
                                       September 30, 2020 September 30, 2021
                                       ------------------ ------------------
Japan Fund............................      $75,182            $109,446

                                                  Class Specific Expenses Reimbursed
                                                 -------------------------------------
                                                 September 30, 2020 September 30, 2021
                                                 ------------------ ------------------
International Dividend Strategy Fund Class A....      $49,388            $92,667
International Dividend Strategy Fund Class C....       12,338             21,336
International Dividend Strategy Fund Class W....       10,384             12,842
Japan Fund Class A..............................       67,003             51,177
Japan Fund Class C..............................       28,092             22,731
Japan Fund Class W..............................       12,736             11,958

   The Trust, on behalf of each Fund, has entered into a Distribution Agreement with AIG Capital Services, Inc. ("ACS" or the "Distributor"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of each class of shares (other than Class I and Class W shares) (each a "Plan" and collectively, the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan" and "Class C Plan." In adopting the Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit each Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2019 -- (continued)


   Under the Class A Plan and Class C Plan, the Distributor receives a distribution fee from a Fund at an annual rate of 0.10% and 0.75%, respectively, of the average daily net assets of the Fund's Class A and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Plan may exceed the Distributor's distribution costs as described above. The Plans provide that the Class A and Class C shares of each Fund will pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to compensate the Distributor and certain securities firms for account maintenance activities. Accordingly, for the year ended
   September 30, 2019, ACS received fees (see Statement of Operations) based upon the aforementioned rates.

   The Trust, on behalf of each Fund, has entered into an Administrative and Shareholder Services Agreement with ACS, pursuant to which ACS is paid an annual fee of 0.15% of average daily net assets of Class W shares as compensation for providing additional shareholder services to Class W shareholders. The Distributor does not receive or retain any distribution and/or account maintenance fees for any shares when the shareholder does not have a broker of record. For the six months ended March 31, 2019, ACS earned fees as reflected in the Statements of Operations based on the aforementioned rate.

   ACS receives sales charges on each Fund's Class A shares, portions of which are reallocated to affiliated broker-dealers and non-affiliated broker-dealers. ACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A and Class C shares. ACS has advised the Funds that for the year ended September 30, 2019, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                             Class A                          Class C
                                       --------------------------------------------------- -------------
                                                                              Contingent    Contingent
                                        Sales    Affiliated   Non-affiliated   Deferred      Deferred
                                       Charges Broker-dealers Broker-dealers Sales Charges Sales Charges
                                       ------- -------------- -------------- ------------- -------------
International Dividend Strategy Fund.. $19,631     $7,206         $9,273         $230          $116
Japan Fund............................   5,280      1,086          3,478           --           738

   The Trust has entered into a Service Agreement with AIG Fund Services, Inc. ("AFS"), an affiliate of the Adviser. Under the Service Agreement, AFS performs certain shareholder account functions by assisting the Funds' transfer agent, DST Asset Manager Solutions, Inc. ("DST"), in connection with the services that it offers to the shareholders of the Funds. Pursuant to the Service Agreement, the Funds pay a fee to AFS for services rendered based upon an annual rate of 0.22% of average daily net assets of such Fund. For the year ended September 30, 2019, the Funds incurred the following expenses which are included in transfer agent fees payable in the Statement of Asset and Liabilities and in transfer agent fees and expenses in the Statement of Operations to compensate AFS pursuant to the terms of the Service Agreement.

                                               Expense          Payable at September 30, 2019
                                       ------------------------ -----------------------------
Fund                                   Class A  Class C Class W  Class A   Class C   Class W
----                                   -------- ------- ------- --------  --------  --------
International Dividend Strategy Fund.. $123,327 $11,580 $3,292   $9,948     $784      $233
Japan Fund............................   32,551   9,243    748    2,453      606       138

   At September 30, 2019, the following affiliates owned a percentage of the outstanding shares of the following funds: AIG Multi-Asset Allocation Portfolio and AIG Active Allocation Portfolio owned 24% and 16%, respectively, of the International Dividend Strategy Fund and AIG Multi-Asset Allocation Portfolio and AIG Active Allocation Portfolio owned 38% and 19%, respectively, of the Japan Fund.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2019 -- (continued)


Note 4. Purchases and Sales of Investment Securities

   The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended September 30, 2019 were as follows:

                                                             International
                                                           Dividend Strategy
                                                                 Fund        Japan Fund
                                                           ----------------- -----------
Purchases (excluding U.S. government securities)..........    $40,814,666    $15,695,032
Sales (excluding U.S. government securities)..............     45,472,160     21,878,351
Purchase of U.S. government securities....................             --             --
Sales and maturities of U.S. government securities........             --             --

Note 5. Federal Income Taxes

   The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales.

                                                    For the year ended September 30, 2019
                                       ----------------------------------------------------------------
                                               Distributable Earnings             Tax Distributions
                                       --------------------------------------  ------------------------
                                                  Long-term      Unrealized
                                       Ordinary Gains/Capital   Appreciation    Ordinary    Long-Term
                                        Income  Loss Carryover (Depreciation)*   Income   Capital Gains
                                       -------- -------------- --------------- ---------- -------------
International Dividend Strategy Fund.. $46,133   $(59,648,825)   $(6,128,081)  $1,520,232  $       --
Japan Fund............................  68,789     (1,736,085)    (1,253,884)   1,221,073   1,666,203

--------
* Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

                                                              Tax Distributions
                                                              For the year ended
                                                              September 30, 2018
                                                           ------------------------
                                                            Ordinary    Long-Term
                                                             Income   Capital Gains
                                                           ---------- -------------
International Dividend Strategy Fund...................... $2,391,324   $     --
Japan Fund................................................  1,819,884    358,319

   As of September 30, 2019, for Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which are available to offset future capital gains, if any:

                                                                  Unlimited
                                                           -----------------------
                                                               ST          LT
                                                           ----------- -----------
International Dividend Strategy Fund...................... $34,779,989 $24,868,836
Japan Fund................................................     486,892   1,249,193

   For the year ended September 30, 2019, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to disposition of passive foreign investment companies' securities and foreign currency transactions to the components of net assets as follows:

                                                    Accumulated       Accumulated
                                                 Undistributed Net Undistributed Net
                                                 Investment Income   Realized Gain
                                                      (Loss)            (Loss)       Capital Paid-in
                                                 ----------------- ----------------- ---------------
International Dividend Strategy Fund............     $(36,989)         $ 36,989            $--
Japan Fund......................................       63,565           (63,565)            --

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2019 -- (continued)


   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows at September 30, 2019:

                                                           International
                                                             Dividend
                                                           Strategy Fund  Japan Fund
                                                           ------------- -----------
Cost (tax basis).......................................... $ 65,637,931  $18,941,647
                                                           ============  ===========
Appreciation..............................................    3,979,151      670,710
Depreciation..............................................  (10,091,900)  (1,924,767)
                                                           ------------  -----------
Net unrealized appreciation (depreciation)................ $ (6,112,749) $(1,254,057)
                                                           ============  ===========

Note 6. Capital Share Transactions

   Transactions in capital shares of each class of each Fund were as follows:

                                                           International Dividend Strategy Fund
                             ------------------------------------------------------------------------------------------------
                                                   Class A                                          Class C
                             --------------------------------------------------  --------------------------------------------
                                      For the                   For the                 For the                For the
                                    year ended                year ended               year ended             year ended
                                September 30, 2019        September 30, 2018       September 30, 2019     September 30, 2018
                             ------------------------  ------------------------  ---------------------  ---------------------
                               Shares       Amount       Shares       Amount      Shares     Amount      Shares      Amount
                             ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Shares sold.................  1,014,517  $  8,278,568   1,119,724  $ 10,390,018    65,126  $   457,353   112,299  $   953,815
Reinvested dividends........    171,987     1,345,014     225,143     1,969,964    12,940       90,915    24,178      193,946
Shares redeemed............. (1,486,047)  (11,826,297) (1,698,056)  (15,740,245) (366,055)  (2,643,465) (789,566)  (6,652,049)
                             ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Net increase (decrease) in
 shares outstanding before
 automatic conversion.......   (299,543) $ (2,202,715)   (353,189)   (3,380,263) (287,989) $(2,095,197) (653,089)  (5,504,288)
                             ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Shares issued (reacquired)
 upon automatic conversion..     15,544       125,993     189,426     1,793,517   (17,200)    (125,993) (209,540)  (1,793,517)
                             ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Net increase (decrease).....   (283,999) $ (2,076,722)   (163,763) $ (1,586,746) (305,189) $(2,221,190) (862,629) $(7,297,805)
                             ==========  ============  ==========  ============  ========  ===========  ========  ===========
                                                International Dividend Strategy Fund
                             -------------------------------------------------------------------------
                                      Class I                              Class W
                             ------------------------  -----------------------------------------------
                                      For the                   For the                 For the
                                   period ended               year ended               year ended
                                September 30, 2018+       September 30, 2019       September 30, 2018
                             ------------------------  ------------------------  ---------------------
                               Shares       Amount       Shares       Amount      Shares     A mount
                             ----------  ------------  ----------  ------------  --------  -----------
Shares sold.................         --  $         --      52,355  $    417,470   311,937  $ 2,940,438
Reinvested dividends........        521         4,650       4,264        33,336     9,006       78,460
Shares redeemed.............    (27,974)     (242,795)   (158,201)   (1,273,431) (703,930)  (6,435,983)
                             ----------  ------------  ----------  ------------  --------  -----------
Net increase (decrease) in
 shares outstanding before
 automatic conversion.......    (27,453)     (238,145)   (101,582) $   (822,625) (382,987)  (3,417,085)
                             ----------  ------------  ----------  ------------  --------  -----------
Shares issued (reacquired)
 upon automatic conversion..         --            --          --            --        --           --
                             ----------  ------------  ----------  ------------  --------  -----------
Net increase (decrease).....    (27,453) $   (238,145)   (101,582) $   (822,625) (382,987) $(3,417,085)
                             ==========  ============  ==========  ============  ========  ===========

--------
+  See Note 1

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2019 -- (continued)


                                                                     Japan Fund
                             ------------------------------------------------------------------------------------------
                                                Class A                                       Class C
                             --------------------------------------------  --------------------------------------------
                                    For the                For the                For the                For the
                                   year ended             year ended             year ended             year ended
                               September 30, 2019     September 30, 2018     September 30, 2019     September 30, 2018
                             ---------------------  ---------------------  ---------------------  ---------------------
                              Shares      Amount     Shares      Amount     Shares      Amount     Shares      Amount
                             --------  -----------  --------  -----------  --------  -----------  --------  -----------
Shares sold.................  121,770  $   789,738   215,016  $ 1,851,167    21,396  $   128,400   276,430  $ 2,304,407
Reinvested dividends........  343,619    2,068,588   187,031    1,597,246   122,766      689,943    48,340      391,553
Shares redeemed............. (744,470)  (4,849,036) (761,542)  (6,375,516) (411,979)  (2,422,166) (149,288)  (1,173,464)
                             --------  -----------  --------  -----------  --------  -----------  --------  -----------
Net increase (decrease) in
 shares outstanding before
 automatic conversion....... (279,081) $(1,990,710) (359,495)  (2,927,103) (267,817) $(1,603,823)  175,482    1,522,496
                             --------  -----------  --------  -----------  --------  -----------  --------  -----------
Shares issued (reacquired)
 upon automatic conversion..    1,673       10,769    17,435      143,478    (1,794)     (10,769)  (18,397)    (143,478)
                             --------  -----------  --------  -----------  --------  -----------  --------  -----------
Net increase (decrease)..... (277,408) $(1,979,941) (342,060) $(2,783,625) (269,611) $(1,614,592)  157,085  $ 1,379,018
                             ========  ===========  ========  ===========  ========  ===========  ========  ===========
                                              Japan Fund
                             --------------------------------------------
                                                Class W
                             --------------------------------------------
                                    For the                For the
                                   year ended             year ended
                               September 30, 2019     September 30, 2018
                             ---------------------  ---------------------
                              Shares      Amount     Shares      Amount
                             --------  -----------  --------  -----------
Shares sold.................   97,952  $   624,289    66,113  $   599,650
Reinvested dividends........    5,846       35,310     2,319       19,827
Shares redeemed.............  (25,548)    (165,455)  (57,600)    (470,002)
                             --------  -----------  --------  -----------
Net increase (decrease) in
 shares outstanding before
 automatic conversion.......   78,250  $   494,144    10,832      149,475
                             --------  -----------  --------  -----------
Shares issued (reacquired)
 upon automatic conversion..       --           --        --           --
                             --------  -----------  --------  -----------
Net increase (decrease).....   78,250  $   494,144    10,832  $   149,475
                             ========  ===========  ========  ===========

Note 7. Line of Credit

   The Trust has access to a $75 million committed unsecured line of credit and, along with certain other funds managed by the Adviser, a $50 million uncommitted unsecured line of credit. The committed and uncommitted lines of credit are renewable on an annual basis with State Street Bank and Trust Company ("State Street"), the Trust's custodian. Interest is currently payable on the committed line of credit at the higher of the Federal Funds Rate (but not less than zero) plus 125 basis points or the One-Month London Interbank Offered Rate (but not less than zero) plus 125 basis points and State Street's discretionary bid rate on the uncommitted line of credit. The Trust, on behalf of each of the Funds, has paid State Street for its own account, such Fund's ratable portion of an upfront fee in an amount equal to $25,000 in the aggregate for the uncommitted line of credit made available by State Street to certain other funds managed by the Adviser, which are also party to the uncommitted line of credit. There is also a commitment fee of 25 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the year ended September 30, 2019, the following Funds had borrowings:

                                          Days     Interest Average Debt Weighted Average
                                       Outstanding Charges    Utilized       Interest
                                       ----------- -------- ------------ ----------------
International Dividend Strategy Fund..     25        $537     $215,530         3.57%
Japan Fund............................      2          57      276,214         3.74

   At September 30, 2019, the following Fund had an outstanding borrowing:

                                                                      Amount
                                                                     --------
International Dividend Strategy Fund................................ $100,000

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2019 -- (continued)


Note 8. Interfund Lending Agreement

   Pursuant to the exemptive relief granted by the SEC, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction.

   For the year ended September 30, 2019, the Funds did not participate in this program.

Note 9. Investment Concentration

   The Funds invest internationally, including in "emerging market" countries. Emerging market securities involve risks not typically associated with investing in securities of issuers in more developed markets. The markets of emerging market countries are typically more volatile and potentially less liquid than more developed countries. These securities may be denominated in currencies other than U.S. dollars. While investing internationally may reduce portfolio risk by increasing the diversification of portfolio investments, the value of the investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, because the Japan Fund concentrates its investments in Japan, the Fund's performance is expected to be closely tied to social, political and economic conditions of that country. These risks are primary risks of the Japan Fund.

        SunAmerica Equity Funds
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of SunAmerica Equity Funds and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the funds listed in the table below (two funds constituting SunAmerica Equity Funds, hereafter collectively referred to as the "Funds") as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

                   SunAmerica Equity Funds

                   AIG International Dividend Strategy Fund
                   AIG Japan Fund

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
November 26, 2019

We have served as the auditor of one or more investment companies in the AIG family of funds since 1984.

        SunAmerica Equity Funds
        APPROVAL OF ADVISORY AGREEMENTS -- September 30, 2019 -- (unaudited)

Approval of the Investment Advisory and Management Agreement and Subadvisory Agreement

The Board of Trustees (the "Board," the members of which are referred to as "Trustees") of SunAmerica Equity Funds (the "Trust"), including the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), of the Trust or its separate series (each, a "Fund," and collectively, the "Funds"), SunAmerica Asset Management, LLC ("SunAmerica") or Wellington Management Company LLP (the "Subadviser"), approved the continuation of the Investment Advisory and Management Agreement between the Trust, on behalf of the Funds, and SunAmerica (the "Advisory Agreement") for a one-year period ending June 30, 2020 at an in-person meeting held on June 4-5, 2019 (the "Meeting"). The Trust currently consists of the following two separate Funds:
AIG International Dividend Strategy Fund ("International Dividend Strategy Fund") and the AIG Japan Fund ("Japan Fund"). At the Meeting, the Board, including the Independent Trustees, also approved the continuation of the Subadvisory Agreement between SunAmerica and the Subadviser with respect to the Japan Fund for a one-year period ending June 30, 2020 (the "Subadvisory Agreement," and together with the Advisory Agreement, the "Agreements").

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica and the Subadviser provided, materials relating to the Board's consideration of whether to approve the continuation of the Agreements. These materials included, among other things: (a) a summary of the services provided to the Funds by SunAmerica and its affiliates, and by the Subadviser;
(b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent third-party provider of mutual fund data, on fees and expenses of the Funds, and the investment performance of the Funds as compared with a peer group of funds, along with fee and performance data with respect to the Funds and any other mutual funds or other accounts advised or subadvised by SunAmerica or the Subadviser with similar investment objectives and/or strategies, as applicable; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) information relating to economies of scale;
(e) information about SunAmerica's general compliance policies and procedures and the services it provides in connection with its oversight of subadvisers;
(f) information about SunAmerica's and the Subadviser's risk management processes; (g) information regarding brokerage and soft dollar practices; and
(h) information about the key personnel of SunAmerica and its affiliates, and the Subadviser, that are involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, considered at the Meeting, and from time to time as appropriate, factors that it deemed relevant, including the following information:

Nature, Extent and Quality of Services Provided by SunAmerica and the Subadviser. The Board, including the Independent Trustees, considered the nature, extent and quality of services provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, and compliance, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or trustees of the Trust without compensation. The Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadviser. In addition to the quality of the advisory services provided by SunAmerica, the Board considered the quality of the administrative and other services provided by SunAmerica to the Funds pursuant to the Advisory Agreement. The Board also considered the significant risks assumed by SunAmerica in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all Funds.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds. The Board also reviewed the personnel responsible for providing advisory services to the Funds and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices. The Board concluded, based on its experience and interaction with SunAmerica, that: (i) SunAmerica would continue to be able to retain quality investment and other personnel; (ii) SunAmerica has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) SunAmerica has been responsive to requests of the Board; and (iv) SunAmerica

        SunAmerica Equity Funds
        APPROVAL OF ADVISORY AGREEMENTS -- September 30, 2019 -- (unaudited) (continued)

has kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica's reputation and long-standing relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2019, SunAmerica managed, advised and/or administered approximately
$85.8 billion in assets. In addition, the Board considered SunAmerica's code of ethics and its commitment to compliance generally and with respect to its management and administration of the Funds. The Board also considered SunAmerica's risk management processes. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectuses. The Board also reviewed SunAmerica's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact SunAmerica in effectively serving as the investment adviser to the Funds.

The Board also considered the nature, extent and quality of services provided by the Subadviser with respect to the Japan Fund. The Board observed that the Subadviser is responsible for providing day-to-day investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Japan Fund, subject to the oversight and review of SunAmerica. The Board reviewed the Subadviser's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Funds and other key personnel of the Subadviser, in addition to current and projected staffing levels and compensation practices, and concluded, based on its experience with the Subadviser, that the Subadviser:
(i) has been able to retain high quality portfolio managers and other investment personnel; (ii) has exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreement; and (iii) has been responsive to requests of the Board and of SunAmerica. In addition, the Board considered the Subadviser's code of ethics and its risk management processes. The Board further observed that the Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's prospectuses. The Board also reviewed the Subadviser's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact the Subadviser from effectively serving as a subadviser to the Fund. The Board concluded that the nature and extent of services provided by the Subadviser under the Subadvisory Agreement were reasonable and appropriate in relation to the subadvisory fee and that the quality of services continues to be high.

Investment Performance. The Board, including the Independent Trustees, also considered the investment performance of SunAmerica and the Subadviser with respect to the Funds, as applicable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund's peer group ("Peer Group") and/or peer universe ("Peer Universe") as independently determined by Broadridge and to an appropriate index or combination of indices, including the Funds' benchmarks. The Board was provided with a description of the methodology used by Broadridge to select the funds in the Peer Groups and Peer Universes.

The Board noted that performance information was for the periods ended
March 31, 2019. The Board also noted that it regularly reviews the performance of the Funds throughout the year. The Board further noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

International Dividend Strategy Fund. The Board considered that the Fund's performance was below the medians of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board further noted that the Fund underperformed its Broadridge Index for the one-, three- and five-year periods. The Board noted management's discussion of the Fund's performance, including the impact of market conditions on the Fund's performance. The Board also noted that management is considering various actions to improve the Fund's performance. The Board concluded that the Fund's performance was being addressed.

Japan Fund. The Board noted the limited size of the Peer Group. The Board further noted that the Fund's performance was equal to the median of its Peer Universe for the three-year period and was below the median of its Peer Universe for the one- and five-year periods. The Board also considered that the Fund underperformed its Broadridge Index for the one-, three- and five-year periods. The

        SunAmerica Equity Funds
        APPROVAL OF ADVISORY AGREEMENTS -- September 30, 2019 -- (unaudited) (continued)

Board took into account management's discussion of the reasons for the Fund's recent underperformance, including the impact of market conditions on the Fund's performance, and concluded that the Fund's performance was being appropriately monitored.

Consideration of the Management Fees and Subadvisory Fee and the Cost of the Services and Profits to be Realized by SunAmerica, the Subadviser and their Affiliates from the Relationship with the Funds. The Board, including the Independent Trustees, received and reviewed information regarding the fees paid by the Funds to SunAmerica pursuant to the Advisory Agreement and the fees paid by SunAmerica to the Subadviser pursuant to the Subadvisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadviser or their affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board received reports independently prepared by Broadridge. The reports showed comparative fee information for each Fund's Peer Group and/or Peer Universe as determined by Broadridge, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Fund to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In considering each Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to the Funds. The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Funds are only reflected in the total expenses category of the Broadridge reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Broadridge reports. As a result, the Board took into account that the actual management fees presented by Broadridge for the funds in the Peer Group and Peer Universe may appear lower on a relative basis. The Board also considered the various expense components of the Funds and compared each Fund's net expense ratio (taking into account the contractual fee caps) to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of the Fund's management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Funds, to the extent applicable. The Board further noted that SunAmerica serves as subadviser to certain of these similar mutual funds and observed that the services SunAmerica provides as subadviser are much more limited in scope than in its role as investment manager and adviser to the Fund. The Board then noted the management fees paid by the Funds were reasonable as compared to the fees SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser.

The Board also received and reviewed information regarding the fees paid by SunAmerica to the Subadviser pursuant to the Subadvisory Agreement. To assist in analyzing the reasonableness of the subadvisory fee, the Board received a report independently prepared by Broadridge. The report showed comparative fee information of the Fund's Peer Group and/or Peer Universe that the Board used as a guide to help assess the reasonableness of the subadvisory fee. The Board noted that the Peer Group/Universe information as a whole was useful in assessing whether the Subadviser was providing services at a cost that was competitive with other, similar funds. The Trustees also considered that the subadvisory fee is paid by SunAmerica out of its management fee and not by the Japan Fund, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fee paid out by SunAmerica and the amount of the management fee which it retained and determined that these amounts were reasonable in light of the services performed by SunAmerica and the Subadviser, respectively.

The Board also considered fees received by the Subadviser with respect to other mutual funds and accounts with similar investment strategies to the Japan Fund for which it serves as subadviser, to the extent applicable. The Board noted in particular that the similar accounts identified by the Subadviser were institutional separate accounts, and the Subadviser highlighted certain differences between these separate accounts and the Fund, including that these separate accounts are subject to different investment limitations and restrictions and do not experience daily cash flows in a manner similar to the Fund. The Board then noted that the subadvisory fee paid by SunAmerica to the Subadviser was reasonable as compared to fees the Subadviser receives for other accounts for which it serves as subadviser.

        SunAmerica Equity Funds
        APPROVAL OF ADVISORY AGREEMENTS -- September 30, 2019 -- (unaudited) (continued)


International Dividend Strategy Fund. The Board considered that the Fund's actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the medians of its Peer Group and Peer Universe. The Board also took into account management's discussion of the Fund's expenses.

Japan Fund. The Board considered that the Fund's actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the medians of its Peer Group and Peer Universe. The Board took into account management's discussion of the Fund's expenses.

Profitability. The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from their relationship with the Funds. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provided the Funds and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Funds on a Fund by Fund basis, as well as an Investment Management Profitability Analysis prepared by an independent information service, Broadridge. In particular, the Board considered the contractual fee waivers and/or expense reimbursement agreed to by SunAmerica.

The Board considered the profitability of SunAmerica under the Advisory Agreement, including the amount of management fees it retained after payment to the Subadviser, and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans, Service Agreements, and Administrative and Shareholder Services Agreements. Additionally, the Board considered whether SunAmerica, the Subadviser and their affiliates received any indirect benefits from the relationship with the Funds. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Funds. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial reports from the Subadviser and considered whether the Subadviser had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services.

The Board concluded that SunAmerica and the Subadviser had the financial resources necessary to perform their obligations under the Agreements and to continue to provide the Funds with the high quality services that they had provided in the past. The Board also concluded that the management fees and subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the AIG fund complex, the Funds share common resources and may share certain expenses, and if the size of the complex increases, each Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of one or more classes of the Funds, at certain levels. The Board observed that those expense caps benefited shareholders by limiting total fees even in the absence of breakpoints. The Board concluded that the Funds' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board did not review specific information regarding whether there have been economies of scale with respect to the Subadviser's management of the Fund because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement.

Other Factors. In consideration of the Agreements, the Board also received information regarding SunAmerica's and the Subadviser's brokerage and soft dollar practices. The Board considered that SunAmerica and the Subadviser are responsible for decisions to buy and sell securities for the applicable Funds, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from SunAmerica and from an independent third party that include information on brokerage commissions and execution throughout the year. The Board also considered the benefits SunAmerica and the Subadviser derive from their soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica and/or the Subadviser in return for allocating brokerage.

        SunAmerica Equity Funds
        APPROVAL OF ADVISORY AGREEMENTS -- September 30, 2019 -- (unaudited) (continued)


Conclusion. After a full and complete discussion, the Board approved the Agreements, each for a one-year period ending June 30, 2020. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interests of the Funds and the Funds' shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Trustee may have attributed different weights to different factors. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination.

        SunAmerica Equity Funds
        TRUSTEE AND OFFICER INFORMATION -- September 30, 2019 -- (unaudited)

The following table contains basic information regarding the Trustees and Officers that oversee operations of the Funds and other investment companies within the Fund Complex.

                                                                                      Number of
                                                                                       Funds in
                        Position(s)                                                  Fund Complex    Other Directorship(s)
                        Held With      Length of        Principal Occupation(s)      Overseen by        Held by Trustee
     Name and Age         Trust      Time Served(1)       During Past 5 Years         Trustee(2)    During Past Five Years(3)
----------------------- -----------  --------------  ------------------------------- ------------ ------------------------------
Disinterested Trustees

Dr. Judith L. Craven     Trustee     2001-present    Retired.                             73      Director A.G. Belo Corp.
Age: 73                                                                                           (media company) (1992 to
                                                                                                  2014); Director, Sysco Corp.
                                                                                                  (food marketing and
                                                                                                  distribution company) (1996
                                                                                                  to 2017); Director, Luby's,
                                                                                                  Inc. (1998 to present).

William F. Devin         Trustee     2001-present    Retired.                             24      None
Age: 80

Richard W. Grant         Trustee     2011-present    Retired.                             24      None
Age: 73                  Chairman
                         of the
                         Board

Stephen J. Gutman        Trustee     2001-present    Senior Vice President and            24      None
Age: 76                                              Associate Broker, The
                                                     Corcoran Group (real estate)
                                                     (2002 to present); President,
                                                     SJG Marketing Inc. (2009 to
                                                     present).

Eileen A. Kamerick       Trustee     2018-present    National Association of              24      Hochschild Mining plc
Age: 60                                              Corporate Directors Board                    (precious metals company)
                                                     Leadership Fellow and                        (2016 to Present); Associated
                                                     financial expert; Adjunct                    Banc-Corp (financial services
                                                     Professor of Law, University                 company) (2007 to Present);
                                                     of Chicago, Washington                       Legg Mason Closed End
                                                     University in St. Louis and                  Funds (registered investment
                                                     University of Iowa law                       companies) (2013 to
                                                     schools (2007 to Present);                   Present); Westell
                                                     formerly, Senior Advisor to                  Technologies, Inc.
                                                     the Chief Executive Officer                  (technology company)
                                                     and Executive Vice President                 (2003 to 2016).
                                                     and Chief Financial Officer
                                                     of ConnectWise, Inc.
                                                     (software and services
                                                     company) (2015 to 2016);
                                                     Chief Financial Officer, Press
                                                     Ganey Associates (health
                                                     care informatics company)
                                                     (2012 to 2014).

        SunAmerica Equity Funds
        TRUSTEE AND OFFICER INFORMATION -- September 30, 2019 -- (unaudited) (continued)

                                                                                Number of
                                                                                 Funds in
                     Position(s)                                               Fund Complex  Other Directorship(s)
                     Held With      Length of       Principal Occupation(s)    Overseen by      Held by Trustee
   Name and Age        Trust      Time Served(1)     During Past 5 Years        Trustee(2)  During Past Five Years(3)
-------------------- -----------  --------------  ---------------------------- ------------ -------------------------
Interested Trustee

Peter A. Harbeck(4)   Trustee     2001-present    Retired June 2019, formerly       73      None
Age: 65                                           President (1995-2019), CEO
                                                  (1997-2019) and Director
                                                  (1992-2019), SunAmerica;
                                                  Director, AIG Capital
                                                  Services, Inc. ("ACS")
                                                  (1993-2019); Chairman,
                                                  President and CEO, Advisor
                                                  Group, Inc. (2004-2016).

--------
(1)Trustees serve until their successors are duly elected and qualified.
(2)The term "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or any investment adviser that is an affiliate of the Adviser. The "Fund Complex" includes the Trust (2 funds), SunAmerica Money Market Funds, Inc. ("SAMMF") (1 fund), SunAmerica Income Funds (3 funds), SunAmerica Series, Inc. ("SA Series")
   (6 funds), Anchor Series Trust ("AST") (5 portfolios), SunAmerica Senior Floating Rate Fund, Inc. ("SASFRF") (1 fund), SunAmerica Series Trust ("SAST") (59 portfolios), VALIC Company I ("VALIC I") (34 portfolios), VALIC Company II "VALIC II" (15 funds), Seasons Series Trust ("SST") (19 portfolios) and SunAmerica Specialty Series (6 portfolios).
(3)Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(4)Mr. Harbeck is considered to be an Interested Trustee because he owns shares of American International Group, Inc., the ultimate parent of the Adviser. Until his retirement on June 28, 2019, he served as President, CEO and Director of SunAmerica and Director of ACS.

Additional information concerning the Trustees is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

        SunAmerica Equity Funds
        TRUSTEE AND OFFICER INFORMATION -- September 30, 2019 -- (unaudited) (continued)

                          Position(s)
                          Held With           Length of                          Principal Occupation(s)
    Name and Age            Trust          Time Served(1)                          During Past 5 Years
--------------------- -------------------- ---------------- -------------------------------------------------------------------
Officers

John T. Genoy         President            2007-present     Chief Financial Officer, SunAmerica (2002 to present); Senior Vice
Age: 51                                                     President, SunAmerica (2004 to present); Chief Operating Officer,
                                                            SunAmerica (2006 to present).

Sharon French         Executive Vice       2019-present     President and CEO of SunAmerica (since 2019); Vice President of
Age: 54               President                             AIG (since 2019); Executive Vice President and Head of Beta
                                                            Solutions, OppenheimerFunds (2016-2019); President, F-Squared
                                                            Capital, LLC (financial services) (2013-2015).

Gregory N. Bressler   Secretary            2005-present     Senior Vice President and General Counsel, SunAmerica (2005 to
Age: 53                                                     present).

Kathleen Fuentes      Chief Legal Officer  2013-present     Vice President and Deputy General Counsel, SunAmerica (2006 to
Age: 50               and Assistant                         present).
                      Secretary

James Nichols         Vice President       2006-present     Director, President and CEO, ACS (2006 to present); Senior Vice
Age: 53                                                     President, SunAmerica (2002 to present).

Gregory R. Kingston   Treasurer            2014-present     Vice President, SunAmerica (2001 to present); Head of Mutual Fund
Age: 53                                                     Administration, SunAmerica (2014 to present).
2919 Allen Parkway
Houston, Texas 77019

Shawn Parry           Vice President and   2014-present     Assistant Vice President, SunAmerica (2005 to 2014); Vice
Age: 47               Assistant Treasurer                   President, SunAmerica (2014 to present).
2919 Allen Parkway
Houston, Texas 77019

Donna McManus         Vice President and   2014-present     Managing Director, BNY Mellon (2009-2014); Vice President,
Age: 58               Assistant Treasurer                   SunAmerica, (2014 to present).

Timothy Pettee        Vice President       2018-present     Chief Investment Officer, SunAmerica (2018 to Present); Lead
Age: 60                                                     Portfolio Manager-Rules Based Funds (2013 to Present); Chief
                                                            Investment Officer (2003 to 2013).

Christopher C. Joe    Chief Compliance     2017 to present  Chief Compliance Officer, AIG Funds, Anchor Series Trust, Seasons
Age: 50               Officer                               Series Trust, SunAmerica Series Trust, VALIC Company I and
2919 Allen Parkway                                          VALIC Company II (2017-Present); Chief Compliance Officer, The
Houston, Texas 77019                                        Variable Annuity Life Insurance Company (2017-Present); Chief
                                                            Compliance Officer, Invesco PowerShares (2012-2017); Chief
                                                            Compliance Officer, Invesco Investment Advisers, LLC (2010-
                                                            2013); U.S. Compliance Director, Invesco Ltd. (2006-2014); Deputy
                                                            Chief Compliance Officer, Invesco Advisers, LLC (2014-2015).

Matthew J. Hackethal  Anti-Money           2006-present     Acting Chief Compliance Officer, AIG Funds, Anchor Series Trust,
Age: 47               Laundering                            Seasons Series Trust, SunAmerica Series Trust, VALIC Company I
                      ("AML")                               and VALIC Company II (2016 to 2017); Chief Compliance Officer,
                      Compliance                            SunAmerica (2006 to Present); Chief Compliance Officer, The
                      Officer                               Variable Annuity Life Insurance Company (2016 to 2017); AML
                                                            Compliance Officer, AIG Funds, Anchor Series Trust, Seasons
                                                            Series Trust, SunAmerica Series Trust, VALIC Company I and
                                                            VALIC Company II (2006 to Present); and Vice President,
                                                            SunAmerica (2011 to Present).

        SunAmerica Equity Funds
        SHAREHOLDER TAX INFORMATION -- (unaudited)

Certain tax information regarding the SunAmerica Equity Funds is required to be provided to the shareholders based upon each Fund's income and capital gain distributions for the taxable year ended September 30, 2019. The information and capital gain distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your tax returns will be included with your Form 1099-DIV to be received under separate cover in early 2020.

During the year ended September 30, 2019, the Funds paid the following long-term capital gains dividends along with the percentage of ordinary income dividends that qualified for the 70% dividends received deduction for corporations:

                                             Net Long-   Qualifying % for the
                                               Term         70% Dividends
  Fund                                     Capital Gains Received Deductions
  ----                                     ------------- --------------------
  International Dividend Strategy Class A.     $  --             --  %
  International Dividend Strategy Class C.        --              --
  International Dividend Strategy Class W.        --              --
  Japan Class A...........................      0.22              --
  Japan Class C...........................      0.22              --
  Japan Class W...........................      0.22              --

The International Dividend Strategy Fund and Japan Fund intend to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended September 30, 2019 was $175,055 and $51,818, respectively. The gross foreign source income for the information reporting is $3,015,639 and $498,754, respectively.

For the year ended September 30, 2019, certain dividends paid by the following funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

                  Fund                               Income
                  ----                             ----------
                  International Dividend Strategy. $1,520,232
                  Japan...........................  1,221,073

        SunAmerica Equity Funds
        COMPARISONS: FUNDS vs. INDICES -- (unaudited)

As required by the Securities and Exchange Commission, the graphs on the following pages compare the performance of a $10,000 investment in the SunAmerica Equity Funds' portfolios to a similar investment in an index. Please note that "inception," as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Equity Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

        SunAmerica Equity Funds
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)

AIG International Dividend Strategy Fund

The AIG International Dividend Strategy Fund Class A shares returned -5.96% (before maximum sales charge) for the 12-month period ended September 30, 2019. The Fund underperformed its benchmark, the MSCI ACWI ex-U.S. (Net),/*/ which returned -1.23%/**/ during the same period. Importantly, however, the Fund's holdings had an average dividend yield as of September 30, 2019 of 4.93% compared to a 3.23% average dividend yield for the constituents of the MSCI ACWI ex-U.S. (Net).

The Fund seeks total return, including capital appreciation and current income, by investing primarily in high dividend-yielding equity securities of non-U.S. companies. Stocks are selected using a rules-based screening process based on dividend yield, profitability and valuation.

In terms of regional factors, the Fund's relative results were dampened most by positioning in the U.K. and Taiwan and by weak stock selection among German equities. These detractors were partially offset by positioning in France and by both having underweight exposure to and effective stock selection among Japanese and South Korean companies, which contributed positively.

From a sector perspective, the primary drivers of underperformance were having underweighted allocations to and weak stock selection in the Consumer Discretionary and Utilities sectors, both of which outpaced the MSCI ACWI ex-U.S. (Net) during the annual period, and an overweighted allocation to Materials, which was the second-weakest sector in the MSCI ACWI ex-U.S. (Net) during the annual period. Stock selection among Energy, Consumer Staples and Information Technology further hindered the Fund's relative results. Such detractors were only partially offset by the positive contributions made by prudent positioning in Industrials and by having an underweighted allocation to the poorly performing Financials sector. Effective stock selection in Financials, Health Care and Materials added value as well.

The top individual detractors from Fund performance during the annual period were U.K. utilities company Centrica PLC; Hong Kong-based energy and chemical company China Petroleum & Chemical Corp.; Hong Kong-based integrated residential property developer China Evergrande Group; German chemicals manufacturer Covestro AG; and Danish jewelry retailer Pandora A/S. Individual stock holdings that contributed most positively to the Fund's relative performance during the annual period were Japanese semiconductor company Tokyo Electron, Ltd.; Hong Kong-based real estate company China Resources Land, Ltd.; Canadian telecommunications company BCE, Inc.; Australian mining company Rio Tinto, Ltd.; and Italian transportation infrastructure manager Atlantia SpA.

--------
Past performance is no guarantee of future results.

When investing internationally, the value of an investment may be affected by fluctuation currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. Also, while the Fund seeks to invest in a wide range of countries, volatility in a single country or region in which the Fund invests a significant portion of its assets may affect performance. In addition, the markets of emerging market countries are typically more volatile and potentially less liquid than more developed markets. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

The Fund employs a Disciplined Strategy and will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund will not use certain techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds.

*The MSCI ACWI (All Country World Index) ex-U.S. (Net) is a free float-adjusted market capitalization-weighted index designed to provide a broad measure of the global equity market performance of 45 developed and emerging markets throughout the world, excluding the U.S. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.
**All market returns are expressed in U.S. dollar terms unless specified otherwise.

The Fund's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SunAmerica Equity Funds
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)

Over the past ten years, $10,000 invested in AIG International Dividend Strategy Fund Class A shares would be valued at $8,103. The same amount invested in securities mirroring the performance of the MSCI ACWI ex-U.S. (Net) would be valued at $15,463.

                                      [CHART]

                   AIG International Dividend
   Date               Strategy Class A/#/        MSCI ACWI ex-U.S. (Net)/*/*/
----------         ---------------------------   ----------------------------
 9/30/2009                   9,422                          10,000
10/31/2009                   9,203                           9,876
11/30/2009                   9,634                          10,159
12/31/2009                   9,931                          10,374
 1/31/2010                   9,227                           9,867
 2/28/2010                   9,309                           9,867
 3/31/2010                  10,004                          10,538
 4/30/2010                   9,751                          10,445
 5/31/2010                   8,622                           9,346
 6/30/2010                   8,327                           9,226
 7/31/2010                   9,039                          10,059
 8/31/2010                   8,745                           9,783
 9/30/2010                   9,685                          10,756
10/31/2010                  10,135                          11,123
11/30/2010                   9,636                          10,693
12/31/2010                  10,374                          11,531
 1/31/2011                  10,488                          11,644
 2/28/2011                  10,717                          11,951
 3/31/2011                  10,766                          11,923
 4/30/2011                  11,265                          12,506
 5/31/2011                  10,979                          12,145
 6/30/2011                  10,783                          11,969
 7/31/2011                  10,635                          11,806
 8/31/2011                   9,555                          10,794
 9/30/2011                   8,410                           9,593
10/31/2011                   9,179                          10,604
11/30/2011                   8,893                          10,063
12/31/2011                   8,656                           9,950
 1/31/2012                   9,328                          10,625
 2/29/2012                   9,743                          11,222
 3/31/2012                   9,677                          11,068
 4/30/2012                   9,618                          10,893
 5/31/2012                   8,531                           9,656
 6/30/2012                   8,855                          10,226
 7/31/2012                   8,623                          10,370
 8/31/2012                   8,855                          10,587
 9/30/2012                   9,148                          10,983
10/31/2012                   9,005                          11,025
11/30/2012                   9,030                          11,235
12/31/2012                   9,616                          11,625
 1/31/2013                   9,914                          12,097
 2/28/2013                   9,727                          11,969
 3/31/2013                   9,411                          11,993
 4/30/2013                   9,658                          12,434
 5/31/2013                   9,215                          12,147
 6/30/2013                   8,777                          11,620
 7/31/2013                   9,228                          12,129
 8/31/2013                   9,254                          11,961
 9/30/2013                   9,992                          12,792
10/31/2013                  10,203                          13,262
11/30/2013                  10,071                          13,285
12/31/2013                  10,120                          13,402
 1/31/2014                   9,599                          12,793
 2/28/2014                  10,032                          13,435
 3/31/2014                  10,385                          13,470
 4/30/2014                  10,730                          13,648
 5/31/2014                  10,836                          13,913
 6/30/2014                  11,244                          14,147
 7/31/2014                  10,886                          14,007
 8/31/2014                  11,200                          14,084
 9/30/2014                  10,212                          13,402
10/31/2014                   9,825                          13,270
11/30/2014                   9,626                          13,366
12/31/2014                   8,901                          12,884
 1/31/2015                   8,702                          12,865
 2/28/2015                   9,064                          13,552
 3/31/2015                   8,810                          13,333
 4/30/2015                   9,481                          14,007
 5/31/2015                   9,100                          13,788
 6/30/2015                   8,861                          13,404
 7/31/2015                   8,494                          13,366
 8/31/2015                   7,844                          12,345
 9/30/2015                   7,430                          11,772
10/31/2015                   7,910                          12,649
11/30/2015                   7,643                          12,388
12/31/2015                   7,410                          12,154
 1/31/2016                   6,929                          11,327
 2/29/2016                   6,938                          11,198
 3/31/2016                   7,641                          12,109
 4/30/2016                   7,780                          12,427
 5/31/2016                   7,391                          12,217
 6/30/2016                   7,545                          12,030
 7/31/2016                   8,022                          12,625
 8/31/2016                   8,059                          12,705
 9/30/2016                   8,135                          12,862
10/31/2016                   8,003                          12,677
11/30/2016                   7,740                          12,384
12/31/2016                   7,976                          12,701
 1/31/2017                   8,194                          13,151
 2/28/2017                   8,337                          13,360
 3/31/2017                   8,641                          13,699
 4/30/2017                   8,898                          13,992
 5/31/2017                   9,183                          14,446
 6/30/2017                   9,100                          14,491
 7/31/2017                   9,282                          15,025
 8/31/2017                   9,215                          15,104
 9/30/2017                   9,284                          15,384
10/31/2017                   9,196                          15,674
11/30/2017                   9,069                          15,801
12/31/2017                   9,391                          16,154
 1/31/2018                   9,804                          17,054
 2/28/2018                   9,470                          16,250
 3/31/2018                   9,323                          15,963
 4/30/2018                   9,254                          16,218
 5/31/2018                   8,831                          15,843
 6/30/2018                   8,592                          15,546
 7/31/2018                   8,861                          15,917
 8/31/2018                   8,572                          15,584
 9/30/2018                   8,617                          15,655
10/31/2018                   7,963                          14,382
11/30/2018                   8,054                          14,518
12/31/2018                   7,652                          13,861
 1/31/2019                   8,251                          14,908
 2/28/2019                   8,322                          15,200
 3/31/2019                   8,413                          15,290
 4/30/2019                   8,464                          15,694
 5/31/2019                   7,845                          14,852
 6/30/2019                   8,366                          15,746
 7/31/2019                   8,039                          15,555
 8/31/2019                   7,835                          15,075
 9/30/2019                   8,103                          15,463




                        Class A           Class C++           Class W
                   ------------------ ------------------ ------------------
AIG International  Average            Average            Average
Dividend Strategy  Annual  Cumulative Annual  Cumulative Annual  Cumulative
     Fund#         Return   Return+   Return   Return+   Return   Return+
-----------------  ------- ---------- ------- ---------- ------- ----------
1 Year Return      -11.34%   -5.96%   -7.37%    -6.45%   -5.68%    -5.68%
---------------------------------------------------------------------------
5 Year Return       -5.64%  -20.65%   -5.12%   -23.10%      N/A       N/A
---------------------------------------------------------------------------
10 Year Return      -2.08%  -14.00%   -2.13%   -19.41%      N/A       N/A
---------------------------------------------------------------------------
Since Inception*    -0.28%   -0.46%   -0.71%   -14.77%   -1.72%    -7.78%
---------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
*  Inception date: Class A: 11/19/96; Class C: 03/06/97; Class W: 01/29/15.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the average annual returns in the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class C shares have been deducted, as applicable.
++ Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended September 30, 2019, the AIG International Dividend Strategy Class A returned -11.34% compared to -1.23% for the MSCI ACWI ex-U.S. Index (Net). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. The fund's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

** The MSCI ACWI (All Country World Index) ex-U.S. (Net) is a free float-adjusted market capitalization-weighted index designed to provide a broad measure of the global equity market performance of 45 developed and emerging markets throughout the world, excluding the U.S. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

        SunAmerica Equity Funds
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)

AIG Japan Fund

The AIG Japan Fund Class A shares returned -4.52% (before maximum sales charge) for the 12-month period ended September 30, 2019. While posting negative absolute returns, the Fund modestly outperformed its benchmark, the MSCI Japan Index (Net),/*/ which returned -4.69% during the same period.

The Fund's relative outperformance during the annual period was driven primarily by favorable sector allocation. Having overweighted allocations to Information Technology and Consumer Discretionary, which each outperformed the MSCI Japan Index (Net) during the annual period, and having an underweighted exposure to Consumer Staples, which underperformed the MSCI Japan Index (Net) during the annual period, contributed most positively. These contributors were only partially offset by the detracting effect of having underweighted allocations to Real Estate and Communication Services and an overweighted exposure to Materials. The Fund is managed using a bottom-up, benchmark-agnostic approach, and sector exposure is a residual of our stock-level positioning.

Stock selection overall also contributed positively to the Fund's relative results, albeit more modestly. During the annual period, the Japanese equity market delivered a negative absolute return, as increased global economic growth concerns amid U.S.-China trade tensions weighed on Japan's export-dependent economy, especially during the first three quarters of the annual period. During the third quarter of 2019, however, Japan was among the top-performing countries among the world's equity markets, buoyed by encouraging developments in U.S.-Japan trade relations. The broad apathy toward the Japanese equity market during the annual period overall provided what we saw as compelling investment opportunities for bottom-up, contrarian investors. We were focused on identifying what we viewed as positive changes in fundamentals that the broad market was largely ignoring due to negative sentiment. The Japanese equity market remained highly inefficient and opportunities to find value in names that saw sentiment and price diverge from fundamentals remained abundant, in our opinion. We continued to focus on identifying companies that have as large a gap as possible between our understanding of company fundamentals, financial strength and market expectations. More specifically, individual security selection was most effective during the annual period in the Information Technology, Materials and Communication Services sectors. Partially offsetting these positive contributors was stock selection in Consumer Discretionary, Health Care and Financials, which detracted.

The top individual positive contributors to Fund performance during the annual period were Hitachi High-Technologies Corp., a technology hardware and industrials company; Shin-Etsu Chemical Co., Ltd., a chemicals and electronic materials producer; ZOZO, Inc., an online fashion retailer; Nexon Co., Ltd., an online game developer; and Hitachi, Ltd., a communications and electronic equipment, heavy electrical and industrial machinery and consumer electronics manufacturer. The individual stocks that detracted most from Fund performance during the annual period were Toyo Tire Corp., an automotive parts manufacturer; Yamaha Motor Co., Ltd., a motorcycle, motor vehicle engine and specialty product manufacturer; Toyota Motor Corp., a leading automobile company; Nipro Corp., a medical equipment manufacturer; and Mitsubishi UFJ Financial Group, Inc., a banking company.

--------
Past performance is no guarantee of future results.

When investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. Also, foreign securities may not be as liquid as domestic securities. In addition, the Fund's performance may be affected by the broader Asian region, which includes emerging markets. Emerging markets are typically more volatile than more developed markets. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Because the Fund concentrates its investments in Japan, the Fund's performance is expected to be closely tied to social, political and economic conditions of that country. As a result, the Fund is likely to be more volatile than more geographically diverse international funds.

*The MSCI Japan Index (Net) is a free-float adjusted market capitalization-weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SunAmerica Equity Funds
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)

Over the past ten years, $10,000 invested in AIG Japan Fund Class A shares would be valued at $15,530. The same amount invested in securities mirroring the performance of the MSCI Japan Index (Net) would be valued at $17,094.

                                    [CHART]

   Date           AIG Japan Class A/#/    MSCI Japan Index (Net)@
----------        --------------------    -----------------------
 9/30/2009               9,424                    10,000
10/31/2009               9,311                     9,749
11/30/2009               9,537                     9,649
12/31/2009               9,643                     9,724
 1/31/2010               9,409                     9,908
 2/28/2010               9,374                    10,019
 3/31/2010               9,854                    10,520
 4/30/2010              10,053                    10,503
 5/31/2010               8,941                     9,654
 6/30/2010               8,965                     9,460
 7/31/2010               9,854                     9,797
 8/31/2010               9,573                     9,573
 9/30/2010              10,650                    10,011
10/31/2010              11,060                    10,215
11/30/2010              10,755                    10,430
12/31/2010              11,670                    11,225
 1/31/2011              11,561                    11,239
 2/28/2011              11,730                    11,751
 3/31/2011              11,814                    10,672
 4/30/2011              12,343                    10,711
 5/31/2011              12,055                    10,536
 6/30/2011              11,910                    10,691
 7/31/2011              11,742                    11,069
 8/31/2011              10,527                    10,170
 9/30/2011               9,300                    10,002
10/31/2011               9,925                     9,978
11/30/2011               9,661                     9,537
12/31/2011               9,428                     9,616
 1/31/2012               9,855                    10,051
 2/29/2012              10,134                    10,558
 3/31/2012              10,252                    10,699
 4/30/2012              10,164                    10,358
 5/31/2012               8,943                     9,433
 6/30/2012               9,472                     9,918
 7/31/2012               9,340                     9,681
 8/31/2012               9,443                     9,611
 9/30/2012               9,428                     9,834
10/31/2012               9,325                     9,650
11/30/2012               9,516                     9,879
12/31/2012               9,785                    10,403
 1/31/2013              10,147                    10,785
 2/28/2013              10,313                    11,072
 3/31/2013              10,750                    11,613
 4/30/2013              11,715                    12,631
 5/31/2013              10,962                    11,916
 6/30/2013              11,489                    12,124
 7/31/2013              11,565                    12,197
 8/31/2013              11,293                    11,935
 9/30/2013              12,213                    12,932
10/31/2013              12,319                    12,932
11/30/2013              12,469                    13,124
12/31/2013              12,518                    13,228
 1/31/2014              12,088                    12,718
 2/28/2014              12,369                    12,650
 3/31/2014              12,270                    12,487
 4/30/2014              12,104                    12,164
 5/31/2014              12,485                    12,656
 6/30/2014              13,214                    13,318
 7/31/2014              13,048                    13,395
 8/31/2014              12,833                    13,104
 9/30/2014              12,800                    13,011
10/31/2014              12,833                    12,842
11/30/2014              12,419                    12,881
12/31/2014              12,172                    12,696
 1/31/2015              12,444                    12,993
 2/28/2015              13,224                    13,781
 3/31/2015              13,423                    13,992
 4/30/2015              14,131                    14,488
 5/31/2015              14,221                    14,677
 6/30/2015              13,986                    14,425
 7/31/2015              14,022                    14,493
 8/31/2015              13,115                    13,651
 9/30/2015              12,172                    12,722
10/31/2015              13,387                    14,006
11/30/2015              13,532                    13,866
12/31/2015              13,075                    13,911
 1/31/2016              12,383                    12,767
 2/29/2016              11,447                    12,417
 3/31/2016              11,859                    13,004
 4/30/2016              11,878                    13,609
 5/31/2016              12,383                    13,467
 6/30/2016              11,952                    13,136
 7/31/2016              12,775                    13,987
 8/31/2016              13,168                    14,040
 9/30/2016              13,542                    14,265
10/31/2016              13,767                    14,453
11/30/2016              13,187                    14,105
12/31/2016              13,426                    14,242
 1/31/2017              13,915                    14,772
 2/28/2017              14,516                    14,937
 3/31/2017              14,686                    14,882
 4/30/2017              14,780                    15,038
 5/31/2017              15,231                    15,490
 6/30/2017              15,494                    15,655
 7/31/2017              15,964                    15,971
 8/31/2017              15,889                    15,963
 9/30/2017              16,209                    16,276
10/31/2017              17,074                    17,026
11/30/2017              17,431                    17,535
12/31/2017              17,397                    17,658
 1/31/2018              18,085                    18,467
 2/28/2018              17,256                    18,189
 3/31/2018              16,892                    17,805
 4/30/2018              16,952                    17,924
 5/31/2018              16,386                    17,747
 6/30/2018              15,860                    17,300
 7/31/2018              16,163                    17,369
 8/31/2018              16,103                    17,408
 9/30/2018              16,265                    17,936
10/31/2018              14,909                    16,420
11/30/2018              15,010                    16,485
12/31/2018              13,794                    15,383
 1/31/2019              15,108                    16,322
 2/28/2019              14,920                    16,316
 3/31/2019              14,803                    16,409
 4/30/2019              15,108                    16,636
 5/31/2019              14,333                    15,977
 6/30/2019              15,131                    16,575
 7/31/2019              15,108                    16,599
 8/31/2019              14,615                    16,430
 9/30/2019              15,530                    17,094



                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
      AIG         Average            Average            Average
     Japan        Annual  Cumulative Annual  Cumulative Annual  Cumulative
     Fund#        Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -10.00%   -4.52%   -5.96%    -5.15%   -4.37%    -4.37%
--------------------------------------------------------------------------
5 Year Return       2.72%   21.33%    3.26%    17.38%      N/A       N/A
--------------------------------------------------------------------------
10 Year Return      4.50%   64.80%    4.42%    54.13%      N/A       N/A
--------------------------------------------------------------------------
Since Inception*    0.35%   11.16%    0.13%     1.71%    3.00%     7.52%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
*  Inception date: Class A and Class C: 05/02/06; Class W: 04/20/17.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the average annual returns in the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class C shares have been deducted, as applicable.

For the 12 month period ended September 30, 2019, the AIG Japan Class A returned -10.00% compared to -4.69% for the MSCI Japan Index (Net). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. The fund's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

@ The MSCI Japan Index (Net) is a free float-adjusted market capitalization-weighted index that is designed to track the equity market performance of Japanese securities listed on the Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

[LOGO]
AIG Funds

Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311

Trustees                   VOTING PROXIES ON TRUST    DELIVERY OF SHAREHOLDER
 Richard W. Grant          PORTFOLIO SECURITIES       DOCUMENTS
 Peter A. Harbeck          A description of the       The Funds have adopted a
 Dr. Judith L. Craven      policies and proce-dures   policy that allows them
 William F. Devin          that the Trust uses to     to send only one copy of
 Stephen J. Gutman         determine how to vote      a Fund's prospectus,
 Eileen A. Kamerick        proxies relating to        proxy material, annual
Officers                   secu-rities held in a      report and semi-annual
 John T. Genoy, President  Fund's portfolio which is  report (the "shareholder
   and Chief Executive     available in the Trust's   documents") to
   Officer                 Statement of Additional    shareholders with
 Sharon French, Executive  Information, may be        multiple accounts
   Vice President          ob-tained without charge   residing at the same
 James Nichols, Vice       upon request, by calling   "household." This
   President               (800) 858-8850. This       practice is called
 Gregory N. Bressler,      in-formation is also       householding and reduces
   Secretary               available from the EDGAR   Fund expenses, which
 Christopher C. Joe,       database on the U.S.       benefits you and other
   Chief Compliance        Secu-rities and Exchange   shareholders. Unless the
   Officer                 Commission's website at    Funds receive
 Gregory R. Kingston,      http://www.sec.gov.        instructions to the
   Treasurer               PROXY VOTING RECORD ON     con-trary, you will only
 Shawn Parry, Vice         SUNAMERICA EQUITY FUNDS    receive one copy of the
   President and           Information regarding how  shareholder documents.
   Assistant Treasurer     SunAmerica Equity Funds    The Funds will continue
 Donna McManus, Vice       voted proxies relating to  to household the
   President and           securities held in         share-holder documents
   Assistant Treasurer     SunAmerica Equity Funds    indefinitely, until we
 Kathleen Fuentes, Chief   during the most recent     are instructed otherwise.
   Legal Officer and       twelve month period ended  If you do not wish to
   Assistant Secretary     June 30 is avail-able,     participate in
 Matthew J. Hackethal,     once filed with the U.S.   householding, please
   Anti-Money Laundering   Securities and Exchange    contact Shareholder
   Compliance Officer      Commission, without        Services at (800)
Investment Adviser         charge, upon request, by   858-8850 ext. 6010 or
 SunAmerica Asset          calling (800) 858-8850 or  send a written request
   Management, LLC         on the U.S. Securities     with your name, the name
 Harborside 5              and Exchange Commission's  of your fund(s) and your
 185 Hudson Street, Suite  website at                 account number(s) to AIG
   3300                    http://www.sec.gov.        Funds, P.O. Box 219186,
 Jersey City, NJ 07311     DISCLOSURE OF QUARTERLY    Kansas City MO,
Distributor                PORTFOLIO HOLDINGS         64121-9186. We will
 AIG Capital Services,     The Trust is required to   resume in-dividual
   Inc.                    file its complete          mailings for your account
 Harborside 5              schedule of portfolio      within thirty (30) days
 185 Hudson Street, Suite  holdings quarterly with    of receipt of your
   3300                    the U.S. Securities and    request.
 Jersey City, NJ 07311     Exchange Commission on     This report is submitted
Shareholder Servicing      Form N-PORT. The Trusts'   solely for the general
Agent                      Forms N-PORT are           information of
 AIG Fund Services, Inc.   available on the U.S.      shareholders of the
 Harborside 5              Securities and Exchange    Funds. Distribution of
 185 Hudson Street, Suite  Com-mission's website at   this report to persons
   3300                    http://www.sec.gov.        other than shareholders
 Jersey City, NJ 07311                                of the Funds is
Custodian                                             authorized only in
 State Street Bank and                                con-nection with a
   Trust Company                                      currently effective
 One Lincoln Street                                   pro-spectus, setting
 Boston, MA 02110                                     forth details of the
Transfer Agent                                        Funds, which must precede
 DST Asset Manager                                    or accom-pany this report.
   Solutions, Inc.
 303 W 11th Street
 Kansas City, MO 64105

                                    [GRAPHIC]



Go Paperless!!

Did you know that you have the option to receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It's Quick -- Fund documents will be received faster than via traditional mail.

It's Convenient -- Elimination of bulky documents from personal files.

It's Cost Effective -- Reduction of your Fund's printing and mailing costs.

To sign up for electronic delivery, follow these simple steps:

                   1   Go to www.aig.com/funds

                   2   Click on the link to "Go Paperless!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.aig.com/funds at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

AIG Funds are advised by SunAmerica Asset Management, LLC (SAAMCo) and distributed by AIG Capital Services, Inc. (ACS), Member FINRA. Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, 800-858-8850. SAAMCo and ACS are members of American International Group, Inc. (AIG).

This fund report must be preceded by or accompanied by a prospectus.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the AIG Funds Sales Desk at 800-858-8850, ext. 6003, or at aig.com/funds. Read the prospectus carefully before investing.

aig.com/funds

EQANN - 9/19


[LOGO]

Item 2.  Code of Ethics

         The SunAmerica Equity Funds (the "registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (the Code"). During the fiscal year ended September 30, 2019, there were no reportable waivers or implicit waivers to a provision of the Code that applies to the registrant's Principal Executive and Principal Accounting Officers (the "Covered Officers"). During the fiscal year ended September 30, 2019, however, the Code has been amended to reflect changes to the titles of the Covered Officers.

Item 3.  Audit Committee Financial Expert.

         The registrant's Board of Trustees has determined that Eileen A. Kamerick, a Trustee of the registrant, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR. Ms. Kamerick is considered to be "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                                2018        2019
         (a) Audit Fees ....................$  115,835   $  119,310
         (b) Audit-Related Fees ............$        0   $        0
         (c) Tax Fees ......................$        0   $        0
         (d) All Other Fees ................$        0   $        0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings.

         Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                                2018              2019
         (b) Audit-Related Fees ............$         0       $         0
         (c) Tax Fees ......................$         0       $         0
         (d) All Other Fees ................$         0       $    36,429

    (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

          (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    (f)  Not applicable.

    (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2018 and 2019 were $0 and $105,000, respectively.

    (h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-
         101), or this Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the most recent fiscal-half year that has materially affected, or is reasonably likely to materially affect, the registrant's internal contro1 over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

         Not applicable.

Item 13. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

          (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

          (3) Not applicable.

          (4) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Equity Funds

By: /s/ John T. Genoy
    ------------------
    John T. Genoy
    President

Date: December 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John T. Genoy
    -----------------
    John T. Genoy
    President

Date: December 6, 2019

By: /s/ Gregory R. Kingston
    -----------------------
    Gregory R. Kingston
    Treasurer

Date: December 6, 2019